--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            COMPASS BANCSHARES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             DANIEL B. GRAVES, ESQ.
                             GREGORY L. DOODY, ESQ.
                              BALCH & BINGHAM LLP
                            1901 SIXTH AVENUE NORTH
                                   SUITE 2600
                           BIRMINGHAM, ALABAMA 35203
                                 (205) 226-3434
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           [COMPASS BANCSHARES LOGO]

To the Shareholders
of Compass Bancshares, Inc.

                                                                  March 15, 2002

     In connection with the annual meeting of shareholders of Compass Bancshares, Inc. (the "Corporation"), to be held on April 15, 2002, we enclose a Notice of Annual Meeting of Shareholders and Proxy Statement containing information concerning those matters which are to be considered at the meeting.

     Detailed information concerning the Corporation's activities and operations during fiscal year 2001 is contained in our annual report, which is also enclosed.

     You are cordially invited to attend the annual meeting in person. Please sign and return the form of proxy in the enclosed postage-prepaid envelope or vote electronically via the internet or telephone in accordance with the instructions on the proxy card so that your shares can be voted in the event you are unable to attend the meeting. You may, of course, vote in person at the meeting, whether or not you submitted a proxy.

                                          Sincerely yours,

                                          /s/ D. Paul Jones, Jr.

                                          D. Paul Jones, Jr.
                                          Chairman and Chief Executive Officer

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE OR VOTE ELECTRONICALLY VIA THE INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

                            COMPASS BANCSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 to be held on

                                 April 15, 2002

                            ------------------------

     The annual meeting of the shareholders of Compass Bancshares, Inc., will be held at the Corporate Headquarters Building, 15 South 20th Street, Birmingham, Alabama, on Monday, April 15, 2002, at 10:00 a.m. (Birmingham, Alabama time) for the following purposes:

     1. To elect three (3) directors, each to serve for a term of three (3) years or until their successors are elected and qualified.

     2. To authorize the amendment of the Corporation's Restated Certificate of Incorporation to increase the authorized shares of the Corporation's common stock, par value $2.00 per share, from 200,000,000 shares to 300,000,000 shares.

     3. To approve and ratify the Compass Bancshares, Inc. 2002 Incentive Compensation Plan.

     4. To approve and ratify the Compass ShareBuilder Plan.

     5. To approve and ratify an amendment to the Compass Bancshares, Inc. Director & Executive Stock Purchase Plan.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 8, 2002, are entitled to notice of and to vote at the meeting.

     Shareholders who do not expect to attend the meeting are requested to sign the enclosed proxy card and return it immediately in the enclosed envelope or vote electronically via the internet or telephone in accordance with the instructions on the proxy card in order that their shares may be represented at the meeting.

                                          By Order of the Board of Directors

                                          /s/JERRY W. POWELL

                                          Jerry W. Powell
                                          General Counsel and Secretary

Birmingham, Alabama
March 15, 2002

                            COMPASS BANCSHARES, INC.

                     PROXY STATEMENT FOR ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD ON APRIL 15, 2002

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to shareholders of Compass Bancshares, Inc., a Delaware corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the annual meeting of shareholders to be held at the executive offices of the Corporation on April 15, 2002, and at any adjournments thereof (the "Annual Meeting"), for the purpose of (i) electing three (3) directors of the Corporation, (ii) approving a proposal to amend the Corporation's Restated Certificate of Incorporation (the "Restated Certificate") to increase the authorized shares of the Corporation's common stock, par value $2.00 per share, from 200,000,000 shares to 300,000,000 shares, (iii) approving and ratifying the Compass Bancshares, Inc. 2002 Incentive Compensation Plan, (iv) approving and ratifying the Compass ShareBuilder Plan, (v) approving and ratifying an amendment to the Compass Bancshares, Inc. Director & Executive Stock Purchase Plan and (vi) transacting such other business as may properly come before the Annual Meeting or any adjournment thereof. The executive offices of the Corporation are located at 15 South 20th Street, Birmingham, Alabama 35233. This Proxy Statement and the accompanying form of proxy, together with a copy of the Corporation's annual report for the fiscal year 2001, were mailed to shareholders of the Corporation on or about March 15, 2002.

SHAREHOLDERS ENTITLED TO VOTE

     Each holder of record of the Corporation's common stock as of the close of business on March 8, 2002, will be entitled to vote at the Annual Meeting. Each shareholder will be entitled to one (1) vote on each proposal for each share of common stock of the Corporation held by such shareholder as of such record date.
At the close of business on March 8, 2002, there were [          ] shares of the
Corporation's common stock issued and outstanding. Notwithstanding the record date specified above, the stock transfer books of the Corporation will not be closed, and stock may be transferred subsequent to the record date, although all votes must be cast in the names of the shareholders of record as of the record date.

VOTE REQUIRED

     At the Annual Meeting, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business. Assuming the presence of a quorum, directors of the Corporation shall be elected at the Annual Meeting by a plurality of the votes cast, whether in person or by proxy. Likewise, the proposals to approve and ratify the Compass Bancshares, Inc. 2002 Incentive Compensation Plan, to approve and ratify the Compass ShareBuilder Plan, and to approve and ratify the amendment to the Compass Bancshares, Inc. Director & Executive Stock Purchase Plan each shall be approved by a plurality of the votes cast. The proposal to amend the Corporation's Restated Certificate to increase the authorized shares of the Corporation's common stock shall be approved by the affirmative vote of a majority of the Corporation's outstanding shares of common stock.

     A shareholder may abstain or withhold his vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting in favor of any proposal brought before the Annual Meeting. Since the election of directors is determined by the votes cast at the Annual Meeting, abstentions will not affect such election. However, since the proposed amendment to the Restated Certificate will require the affirmative vote of a majority of all shares outstanding, and not just those represented at the meeting, abstentions will have the effect of a vote against the proposal.

     Generally, a broker is entitled to vote shares held in "street name" on routine matters without instructions from the beneficial owner of such shares. On the other hand, a broker may not be entitled to vote shares held in "street name" on certain non-routine items absent instructions from the beneficial owner of such shares (a "broker nonvote"). If a broker votes on any proposal submitted for shareholder approval, even if he may not vote on all proposals, then all shares so voted will be counted as present for purposes of determining the existence of a quorum and the broker nonvotes, if any, will be treated as having not voted in favor the relevant proposal. Generally, there will be no "broker nonvotes" in the election of directors, because the election of directors is a matter for which a broker may exercise its discretion. Since the proposal to amend the Restated Certificate will require the affirmative vote of a majority of all shares outstanding, and not just those represented at the meeting, broker nonvotes, if any, will have the effect of a vote against the proposal.

HOW TO VOTE

     A shareholder may vote by mail, by executing and returning the enclosed proxy card, or electronically via the internet or telephone, by following the instructions included with the proxy card.

     If your shares are held in "street name," please contact your broker or nominee to determine whether you will be able to vote electronically. The deadline for voting electronically is 10:59 p.m. (Birmingham, Alabama time) on April 14, 2002.

PROXIES

     After a proxy has been submitted, it may nevertheless be revoked at any time before it has been exercised, but if it is not revoked, the shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in accordance with the instructions therein. In the absence of instructions, proxies will be voted FOR the election of the nominees for directors named herein and FOR each of the other proposals described herein and included in the form of proxy.

                         HOLDINGS OF VOTING SECURITIES

     As of December 31, 2001, there was no person known to the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common shares.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation (the "Board of Directors") has nominated the three (3) persons named below for election as Class II directors, each to hold office for a term of three (3) years or until their successors shall have been elected and qualified. In the absence of instructions, proxies will be voted FOR the election of these persons. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

     Certain information about the nominees, directors with unexpired terms, and executive officers who are not also directors or nominees is set forth in the following table. D. Paul Jones, Jr., Chairman of the Board of Directors, is also a director of Compass Bank, the Corporation's lead bank subsidiary headquartered in Birmingham, Alabama (sometimes referred to herein as "Compass Bank"). Charles
E. McMahen, Vice Chairman of the Board of Directors, is also a director of Compass Bank. Executive officers who are not also directors serve at the discretion of the Board of Directors.

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                                                      SHARES
                                  DIRECTOR OR      BENEFICIALLY
                               EXECUTIVE OFFICER     OWNED AT
                                OF CORPORATION       12/31/01     PERCENT OF    PRINCIPAL OCCUPATION SINCE JANUARY 1,
            NAME                     SINCE             (1)         CLASS(1)          1997 AND OTHER INFORMATION
            ----               -----------------   ------------   ----------   ---------------------------------------
NOMINEES FOR ELECTION TO SERVE UNTIL ANNUAL MEETING IN 2005 (CLASS II)
James H. Click, Jr. .........        2000           2,692,880(2)     2.1       Co-Managing Partner, Tuttle-Click
                                                                               Automotive Team (automobile
                                                                               dealerships). Age 58.
Tranum Fitzpatrick...........        1989             329,473(3)       *       Chairman, Guilford Partners, Inc. and
                                                                               Guilford Capital Corporation and
                                                                               President, Empire Rouse, Inc. (real
                                                                               estate investment and development). Age
                                                                               63.
John S. Stein................        1989             131,268          *       Chairman and Chief Executive Officer,
                                                                               Golden Enterprises, Inc. (snack food
                                                                               distribution and sales). Director of
                                                                               Golden Enterprises, Inc. Age 64.
DIRECTORS ELECTED TO SERVE UNTIL ANNUAL MEETING IN 2004 (CLASS I)
Charles W. Daniel............        1982             493,313(4)       *       President, Dantract, Inc. (real estate
                                                                               investments). Age 61.
Carl J. Gessler, Jr., M.D....        1998              40,850(5)       *       Partner, The Heart Center, P.C., Age
                                                                               46.
D. Paul Jones, Jr. ..........        1978           1,611,599(6)     1.3       Chairman and Chief Executive Officer of
                                                                               the Corporation and Compass Bank.
                                                                               Director of Golden Enterprises, Inc.
                                                                               Age 59.
DIRECTORS ELECTED TO SERVE UNTIL ANNUAL MEETING IN 2003 (CLASS III)
William Eugene Davenport.....        1993              69,850          *       President and Chief Executive Officer,
                                                                               Russell Lands, Inc. (resort land
                                                                               development, residential construction
                                                                               and building supply stores). Age 61.
Charles E. McMahen...........        1990             390,490(7)       *       Vice Chairman of the Corporation since
                                                                               2001, Vice Chairman of Compass Bank
                                                                               since 1999, and previously Chairman and
                                                                               Chief Executive of Compass Banks of
                                                                               Texas, Inc. Age 62.

                                                      SHARES
                                  DIRECTOR OR      BENEFICIALLY
                               EXECUTIVE OFFICER     OWNED AT
                                OF CORPORATION       12/31/01     PERCENT OF    PRINCIPAL OCCUPATION SINCE JANUARY 1,
            NAME                     SINCE             (1)         CLASS(1)          1997 AND OTHER INFORMATION
            ----               -----------------   ------------   ----------   ---------------------------------------
EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS OF THE CORPORATION OR NOMINEES FOR DIRECTOR (8)
James D. Barri...............        1999             113,110(9)       *       Executive Vice President-Retail Banking
                                                                               of Compass Bank since 1997, and
                                                                               previously Vice Chairman and Chief
                                                                               Operating Officer, Bank of America
                                                                               Oregon. Age 57.
George M. Boltwood...........        1999             139,367(10)      *       Executive Vice President-Corporate
                                                                               Banking of Compass Bank since 1996, and
                                                                               previously State Administrative Officer
                                                                               of NationsBank of Georgia. Age 52.
D. Stevenson Ferguson,                                                         Executive Vice President-Asset
  Jr. .......................        1999              99,127(11)      *       Management of Compass Bank since 1996,
                                                                               and previously Senior Vice President
                                                                               and Trust Executive, NationsBank. Age
                                                                               50.
E. Lee Harris, Jr. ..........        1999              98,837(12)      *       Executive Vice President-Human
                                                                               Resources of Compass Bank since 1994.
                                                                               Age 49.
Garrett R. Hegel.............        1990             143,672(13)      *       Chief Financial Officer of the
                                                                               Corporation and Compass Bank since
                                                                               1990. Age 51.
Clayton D. Pledger...........        1999             115,102(14)      *       Executive Vice President and Chief
                                                                               Information Officer of Compass Bank
                                                                               since 1998, and previously Midwest
                                                                               Transaction Services Executive,
                                                                               NationsBank Services Company. Age 57.
Jerry W. Powell..............        1981             198,396(15)      *       General Counsel and Secretary of the
                                                                               Corporation since 1991 and General
                                                                               Counsel and Secretary of Compass Bank
                                                                               since 1986. Age 52.
G. Ray Stone.................        1996             286,318(16)      *       Senior Executive Vice President and
                                                                               Chief Credit Policy Officer of the
                                                                               Corporation and Compass Bank since
                                                                               2000, and previously Senior Vice
                                                                               President and Chief Credit Officer of
                                                                               Compass Bank since 1977. Age 58.
Directors, nominees and
  executive officers as a
  group (16 persons).........                       6,953,652        5.4

---------------

  *  Less than 1%

 (1) A person is deemed to beneficially own securities which he or she has a right to acquire within sixty (60) days (i.e., through the exercise of options, warrants, rights or conversion privileges).

 (2) All shares are held directly by trusts, of which Mr. Click is a trustee.

 (3) Includes 18,800 shares owned directly by Mr. Fitzpatrick's spouse and 128,407 shares owned by Seagrove Investments, Inc., which is wholly-owned by Seagrove Corporation. Mr. Fitzpatrick is President and a director of Seagrove Investments, Inc. and is President, a director and a principal shareholder of Seagrove Corporation.

 (4) Includes 39,313 shares held by Mr. Daniel's wife and children, the beneficial ownership of which is disclaimed, 450 shares owned by a limited liability company, of which Mr. Daniel is a managing member, and 45,000 shares owned by a limited partnership, of which Mr. Daniel is the general partner. Does not include 2,080,108 shares owned by The Daniel Foundation of Alabama, a charitable foundation for which Mr. Daniel serves as a trustee.

 (5) Includes 5,892 shares held by Dr. Gessler's wife and children.

 (6) Includes 429,982 shares subject to options exercisable within sixty (60) days, 32,375 shares allocated to Mr. Jones' Employee Stock Ownership Plan ("ESOP")/401(k) Plan account and 310,000 shares owned by a limited liability company, of which Mr. Jones serves as managing member and owns a majority interest.

 (7) Includes 193,441 shares subject to options exercisable within sixty (60) days and 9,317 shares allocated to Mr. McMahen's ESOP/401(k) Plan account.

 (8) None of the executive officers listed are members of the Board of Directors of the Corporation. Each of the executive officers listed, other than Mr. Powell, are, and have been since February 1999, members of the Board of Directors of Compass Bank.

 (9) Includes 90,451 shares subject to options exercisable within sixty (60) days and 1,665 shares allocated to Mr. Barri's ESOP/401(k) Plan account.

(10) Includes 101,124 shares subject to options exercisable within sixty (60) days and 612 shares allocated to Mr. Boltwood's ESOP/401(k) Plan account.

(11) Includes 79,972 shares subject to options exercisable within sixty (60) days and 1,782 shares allocated to Mr. Ferguson's ESOP/401(k) Plan account.

(12) Includes 43,424 shares subject to options exercisable within sixty (60) days and 405 shares allocated to Mr. Harris' ESOP/401(k) Plan account.

(13) Includes 36,936 shares subject to options exercisable within sixty (60) days, 10,117 shares allocated to Mr. Hegel's ESOP/401(k) Plan account and 225 shares owned directly by his child.

(14) Includes 87,576 shares subject to options exercisable within sixty (60) days and 1,888 shares allocated to Mr. Pledger's ESOP/401(k) Plan account.

(15) Includes 75,631 shares subject to options exercisable within sixty (60) days and 37,096 shares allocated to Mr. Powell's ESOP/401(k) Plan account.

(16) Includes 74,262 shares subject to options exercisable within sixty (60) days and 61,295 shares allocated to Mr. Stone's ESOP/401(k) Plan account.

REMUNERATION OF DIRECTORS

     The Corporation pays non-employee directors of the Corporation a monthly retainer of $1,660 and a fee of $1,665 for each meeting of the Board of Directors attended. In addition, members of all committees of the Board of Directors receive $1,000 for each meeting of such committees attended. Chairmen of all committees of the Board of Directors receive a monthly retainer of $100. These monthly retainers and fees are paid in the form of the Corporation's common stock under the Corporation's Director & Executive Stock Purchase Plan, which includes provisions for an additional matching contribution from the Corporation of forty-five percent (45%) and a "gross-up" to reimburse the directors for all federal income tax obligations attributable to these retainers, fees and matching contributions.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     During fiscal year 2001, the Board of Directors held six (6) regular meetings and no special meetings. All incumbent members of the Board of Directors attended seventy-five percent (75%) or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

     Messrs. Jones, Chairman, Davenport and Daniel constitute the standing Executive Committee of the Board of Directors, which has the full authority of the Board of Directors to act on all matters between regularly scheduled meetings of the Board of Directors, except as to certain matters of an extraordinary nature. The results of each meeting of the Executive Committee are reported to the full Board of Directors at the next regularly scheduled meeting of the Board of Directors following the meeting of the Executive Committee. The Executive Committee did not meet during fiscal year 2001.

     Messrs. Stein, Chairman, Daniel and Gessler constitute the standing Audit Committee of the Board of Directors. The Audit Committee met four (4) times during fiscal year 2001. See "REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS".

     Messrs. Davenport, Chairman, Daniel and Fitzpatrick constitute the standing Compensation Committee of the Board of Directors. The primary function of the Compensation Committee is to review and approve senior officers' compensation and to administer the Corporation's incentive plans. The Compensation Committee met two (2) times during fiscal year 2001.

     Messrs. Fitzpatrick, Chairman, Davenport, Click and McMahen, constitute the standing Credit Committee of the Board of Directors. The Credit Committee establishes and has general supervision over the credit policies of the Corporation and its subsidiaries and provides appropriate instruction to the officers of the Corporation regarding credit policies and procedures. The Credit Committee met six (6) times during fiscal year 2001.

     The Board of Directors has a standing Nominating Committee which consists of all of the members of the Board of Directors other than Messrs. Jones and McMahen. The Nominating Committee recommends to the Board of Directors the number and names of persons to be proposed by the Board of Directors for election as directors at the annual meeting of the shareholders. It may also recommend to the Board of Directors persons to be appointed by the Board of Directors or to be elected by the shareholders to fill any vacancies which occur on the Board of Directors. The Nominating Committee has no chairman. The Nominating Committee met one (1) time during fiscal year 2001. The Nominating Committee will consider nominees recommended by shareholders who may submit nominations to the Nominating Committee, care of the Secretary of the Corporation at the address appearing on the first page of this proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers and directors of the Corporation file reports of stock ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") on Forms 3 (initial statement of ownership), 4 (monthly reports), and 5 (annual reports). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for fiscal year 2001 were required to be filed by officers or directors, the Corporation believes that
Section 16(a) filing requirements applicable to its officers and directors were complied with during fiscal year 2001, except that Carl J. Gessler, Jr., M.D., a director of the Corporation, did not file a Form 4 to report timely two (2) transactions that occurred on July 19, 2001, and did not file a Form 4 to report timely six (6) transactions that occurred on August 13, 2001, and Tranum Fitzpatrick, a director of the Corporation, did not file a Form 4 to report timely a transaction by his spouse that occurred on February 2, 2001. Dr. Gessler and Mr. Fitzpatrick each filed timely a Form 5 on February 14, 2002, to report such transactions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The Corporation's compensation program for executive officers for fiscal year 2001 consisted principally of salaries, cash bonuses and compensation pursuant to certain plans which are described below.

SUMMARY COMPENSATION INFORMATION

     The following table sets forth certain information regarding compensation paid by the Corporation and its subsidiaries during fiscal years 1999, 2000, and 2001 for services rendered to the Corporation and its subsidiaries during such fiscal years by the Corporation's chief executive officer and the Corporation's four most highly compensated executive officers other than the chief executive officer who were serving in such capacities at the end of fiscal year 2001:

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                                  ANNUAL             ----------------------------
                                               COMPENSATION                     AWARDS
                                        --------------------------   ----------------------------
                                                                       RESTRICTED     SECURITIES     ALL OTHER
                                                                         STOCK        UNDERLYING    COMPENSATION
  NAME AND PRINCIPAL POSITION    YEAR   SALARY($)     BONUS($)(1)     AWARDS($)(2)    OPTIONS(#)       ($)(3)
  ---------------------------    ----   ----------   -------------   --------------   -----------   ------------
D. Paul Jones, Jr. ............  2001    $850,006     $1,252,058        $676,000        222,116       $55,562(4)
Chairman and Chief Executive     2000     742,992        222,898         504,900        135,000        41,721(4)
Officer of the Corporation and   1999     713,997        228,479         527,436         99,000        60,728(4)
Compass Bank
James D. Barri.................  2001     293,119        234,523         172,169         46,500         8,700(5)
Executive Vice President --      2000     270,006         55,278         168,300         35,100         5,301(5)
Retail Banking of Compass Bank   1999     228,250         47,406          82,524         15,000         5,586(5)
Garrett R. Hegel...............  2001     326,661        320,781         190,125         56,511         8,560(6)
Chief Financial Officer of the   2000     283,338         85,001          94,248         25,200         6,449(6)
Corporation and Compass Bank     1999     261,660         58,612          96,876         18,000         7,771(6)
Charles E. McMahen.............  2001     517,006        546,611         311,594         99,908        32,304(7)
Vice Chairman of the             2000     454,991        104,819         229,730         61,500        25,380(7)
  Corporation
and Compass Bank                 1999     441,984        131,490         243,984         46,500        35,597(7)
Clayton D. Pledger.............  2001     267,500        262,685         106,681         45,250        13,944(8)
Executive Vice President         2000     238,750        102,782          80,784         21,600        11,963(8)
and Chief Information            1999     224,167         50,213          82,524         37,500         9,528(8)
Officer of Compass Bank

---------------

(1) Other than as set forth below, the bonus amounts shown in this column were paid based on performance rendered during the fiscal years indicated, but the bonuses were paid during the fiscal years immediately following the fiscal years indicated.

(2) All of the restricted stock awards granted in fiscal year 2001 to the executive officers named above will have fully vested by February 23, 2006. The restricted shares are eligible for accelerated vesting if certain performance goals are met. Dividends will be paid on the restricted stock prior to vesting. The value of the restricted stock awards shown above reflects the number of shares awarded during the fiscal year indicated multiplied by the closing market price of the Corporation's unrestricted common stock on the date of the award. The following table shows the aggregate number and value of all shares of restricted stock held by the persons identified in the table above as of December 31, 2001:

                                                         NUMBER      MARKET VALUE
                                                        OF SHARES    ON 12/31/01
                                                        ---------    ------------
D. Paul Jones, Jr. ...................................   86,858       $2,458,081
James D. Barri........................................   20,450          578,735
Garrett R. Hegel......................................   20,858          590,281
Charles E. McMahen....................................   42,734        1,209,372
Clayton D. Pledger....................................   12,150          343,845

(3) The amounts shown in this column include annual contributions by the Corporation (i) to the ESOP/401(k) Plan accounts of persons named in the table, (ii) 30% matching contributions by the Corporation with respect to employee contributions for purchases of Corporation common stock under the Corporation's Monthly Investment Plan ("MIP"), and (iii) matching contributions by the Corporation to the accounts of persons named in the table maintained under the ESOP Benefit Restoration Plan ("Restoration Plan"). The ESOP/401(k) Plan and the MIP were generally available to employees of the Corporation and its subsidiaries during the years reflected in the Summary Compensation Table. The Restoration Plan is available to select persons whose annual compensation exceeds the statutory cap on income which may be considered under the ESOP/401(k) under present Internal Revenue Service regulations. The statutory cap was $170,000 in 2001 and is $200,000 beginning in 2002.

(4) Includes contributions by the Corporation under the ESOP/401(k) Plan of $5,100, $3,400, and $7,925 in 2001, 2000, and 1999, respectively, matching contributions made by the Corporation under the MIP of $23,375, $22,290, and $21,420 for 2001, 2000, and 1999, respectively, and matching contributions under the Restoration Plan of $27,087, $16,031, and $31,383 in 2001, 2000,
    and 1999, respectively.

(5) Includes contributions by the Corporation under the ESOP/401(k) Plan of $5,100, $3,400, and $5,586 in 2001, 2000, and 1999, respectively, and matching contributions under the Restoration Plan of $3,600, $1,901, and $0 in 2001, 2000, and 1999, respectively. Mr. Barri did not participate in the MIP during 2001, 2000 or 1999.

(6) Includes contributions by the Corporation under the ESOP/401(k) Plan of $3,400, $3,400, and $3,986 in 2001, 2000, and 1999, respectively, matching contributions made by the Corporation under the MIP of $660, $850, and $785 for 2001, 2000, and 1999, respectively, and matching contributions under the Restoration Plan of $4,500, $2,199, and $3,000 in 2001, 2000, and 1999,
    respectively.

(7) Includes contributions by the Corporation under the ESOP/401(k) Plan of $5,100, $3,400, and $5,638 in 2001, 2000, and 1999, respectively, matching contributions made by the Corporation under the MIP of $13,410, $13,650, and $13,260 for 2001, 2000, and 1999, respectively, and matching contributions under the Restoration Plan of $13,794, $8,330, and $16,699 in 2001, 2000,
    and 1999, respectively.

(8) Includes contributions by the Corporation under the ESOP/401(k) Plan of $5,100, $3,400, and $2,803 in 2001, 2000, and 1999, respectively, matching contributions made by the Corporation under the MIP of $5,919, $7,163, and $6,725 for 2001, 2000, and 1999, respectively, and matching contributions under the Restoration Plan of $2,925, $1,400, and $0 in 2001, 2000, and 1999, respectively.

COMPENSATION PURSUANT TO PLANS

     The Corporation has certain compensation plans, described below, pursuant to which benefits may be provided to executive officers of the Corporation.

  Long-Term Incentive Plans

     The Corporation's shareholders approved the 1996 Long-Term Incentive Plans and the 1999 Omnibus Incentive Compensation Plan (collectively, the "Plans"), which provide for the granting of incentive awards in the form of stock options, stock appreciation rights, performance units, restricted stock, supplemental cash and in such other forms as may be deemed appropriate from time to time under the circumstances. The Plans are administered by the Compensation Committee of the Board of Directors, which has the sole discretion, subject to the terms of the Plans, to determine those employees, including executive officers, eligible to receive awards and the amount and type of such awards. The Compensation Committee also has the authority to interpret the Plans, formulate the terms and conditions of award agreements, and make all other determinations required in the administration thereof. Under the 1996 Long-Term Incentive Plan, the Compensation Committee was authorized to grant awards of up to 4,275,000 shares of the Corporation's common stock, giving effect to adjustments for capital structure changes. Under the 1999 Omnibus Incentive Compensation Plan, the Compensation Committee was authorized to grant awards of 5,625,000 shares of the Corporation's common stock, giving effect to adjustments for capital structure changes.

     During fiscal year 2001, the awards made under the Plans to the executive officers named in the Summary Compensation Table above consisted of awards of restricted stock and grants of stock options.

     The following table reflects certain information concerning grants of options to purchase the Corporation's common stock that were made by the Corporation during fiscal year 2001 to the executive officers of the Corporation named in the Summary Compensation Table above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS                           PRE-TAX VALUE AT
                                 -----------------------------------------------------------    ASSUMED ANNUAL RATES
                                   NUMBER OF                                                       OF STOCK PRICE
                                   SECURITIES       % OF TOTAL                                    APPRECIATION FOR
                                   UNDERLYING     OPTIONS GRANTED   EXERCISE OR                      OPTION TERM
                                    OPTIONS       TO EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------
             NAME                GRANTED(#)(1)      FISCAL YEAR       ($/SH)         DATE       5%($)(2)    10%($)(2)
             ----                --------------   ---------------   -----------   ----------   ----------   ----------
D. Paul Jones, Jr. ............      79,116           2.93%           $20.50       7-24-02     $  115,817   $  233,938
                                    143,000            5.29            20.50       2-23-11      1,843,605    4,672,057
James D. Barri.................       9,750            0.36            20.50       7-24-02         14,273       28,830
                                     36,750            1.36            20.50       2-23-11        473,793    1,200,686
Garrett R. Hegel...............      16,011            0.59            20.50       7-24-02         23,438       47,343
                                     40,500            1.50            20.50       2-23-11        522,140    1,323,205
Charles E. McMahen.............      33,908            1.25            20.50       7-24-02         49,638      100,263
                                     66,000            2.44            20.50       2-23-11        850,894    2,156,333
Clayton D. Pledger.............      22,500            0.83            20.50       7-24-02         32,938       66,530
                                     22,750            0.84            20.50       2-23-11        293,301      743,281

---------------

(1) The first options shown beside the name of each person in the table above are non-qualified stock options. These options were granted under the Corporation's 1999 Omnibus Incentive Compensation Plan on February 23, 2001 with an exercise price equal to the closing price of the Corporation's common stock on the date of grant. These options became exercisable immediately on the date of grant and expire on July 24, 2002. The expiration date was determined as the earlier of (i) seven (7) years after the date of grant or (ii) six (6) months and one (1) day after the closing price of the Corporation's common stock as reported through the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") exceeded $29.25 subsequent to the date of grant. The number of shares subject to these grants were identical to the number of shares that were subject to stock option grants made by the Corporation during the fiscal year 1998 at an exercise price of $29.25.

    The second options shown beside the name of each person in the table above include non-qualified stock options and incentive stock options within the meaning of Section 422 of the Internal Revenue Code. These options were granted under the Corporation's 1999 Omnibus Incentive Compensation Plan on February 23, 2001 with an exercise price equal to the closing price of the Corporation's common stock on the grant date. These options become exercisable over a three (3) year period, with 25% immediately exercisable on the date of grant, and 25% exercisable on each of the succeeding three
    (3) anniversaries of the date of grant.

(2) The dollar amounts shown are based on certain assumed rates of appreciation and the assumption that the options will not be exercised until the end of the expiration periods applicable to the options. Actual realizable values, if any, on stock option exercises and common stock holdings are dependent on the future performance of the Corporation's common stock and overall stock market conditions. There can be no assurance that the amounts reflected will be achieved.

     The following table reflects certain information concerning exercises of options with respect to the Corporation's common stock during 2001, and the value of unexercised options held as of the end of 2001, by the executive officers of the Corporation named in the Summary Compensation Table above:

                      AGGREGATED OPTION EXERCISES IN 2001
                        AND 2001 YEAR END OPTION VALUES

                                                                     NUMBER OF SECURITIES
                                                                          UNDERLYING         VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                                                                     AT 2001 YEAR END(#)      AT 2001 YEAR END($)
                                                                     --------------------    ---------------------
                             SHARES ACQUIRED                             EXERCISABLE/            EXERCISABLE/
NAME                         ON EXERCISE(#)     VALUE REALIZED($)       UNEXERCISABLE            UNEXERCISABLE
----                         ---------------    -----------------    --------------------    ---------------------
D. Paul Jones, Jr. ........           0                   N/A        335,732/199,500         $1,995,395/$1,719,180
James D. Barri.............           0                   N/A        68,738/48,862           435,865/432,707
Garrett R. Hegel...........      90,536            $1,077,142        16,011/47,475           0/401,157
Charles E. McMahen.........           0                   N/A        149,941/91,875          898,637/789,720
Clayton D. Pledger.........           0                   N/A        72,738/31,612           491,567/273,385

  Pension Plan

     The Corporation has adopted basic and supplemental retirement plans which, subject to the conditions for vesting, provide retirement benefits based upon credited years of service and average annual compensation during the five (5) consecutive years of benefit service which produces the highest average ("Final Average Annual Compensation"). The following table shows the estimated annual benefits that would be payable upon retirement under the Corporation's basic and supplemental retirement plans to plan participants, including executive officers, assuming retirement at normal retirement age 65 on January 1, 2002:

                               PENSION PLAN TABLE

        HIGHEST                    ANNUAL RETIREMENT BENEFIT IF AGE 65 IN 2002
        AVERAGE           --------------------------------------------------------------
       EARNINGS-          10 YEARS    15 YEARS     20 YEARS      25 YEARS      30 YEARS
      FIVE YEARS*         SERVICE     SERVICE      SERVICE       SERVICE       SERVICE
      -----------         --------    --------    ----------    ----------    ----------
$ 100,000...............  $ 14,414    $ 21,621    $   28,828    $   36,035    $   43,242
  200,000...............    32,414      48,621        64,828        81,035        97,242
  400,000...............    68,414     102,621       136,828       171,035       205,242
  600,000...............   104,414     156,621       208,828       261,035       313,242
  800,000...............   140,414     210,621       280,828       351,035       421,242
 1,000,000..............   176,414     264,621       352,828       441,035       529,242
 1,500,000..............   266,414     399,621       532,828       666,035       799,242
 2,000,000..............   356,414     534,621       712,828       891,035     1,069,242
 2,500,000..............   446,414     669,621       892,828     1,116,035     1,339,242
 3,000,000..............   536,414     804,621     1,072,828     1,341,035     1,609,242

---------------

* Reflects all compensation without regard to statutory limits in qualified plan.

     All employees of the Corporation who have attained age 21 and have worked 1,000 hours or more in their first twelve (12) months of employment or 1,000 hours or more in any calendar year thereafter are eligible to participate in the Corporation's basic pension plan. However, participation in the supplemental retirement plans is limited to a select group of management or highly compensated employees of the Corporation as determined by the Compensation Committee of the Board of Directors. Each of the executive officers named in the Summary Compensation Table above participates in one of the two supplemental retirement plans. Under most circumstances employees are vested in their retirement benefits under the plans after five (5) years of service. Benefits under the plans are payable monthly commencing on the later of age 65 or the participant's date of retirement. Eligible participants may retire at reduced benefit levels after reaching age 55.

     The Corporation's basic pension plan is a tax-qualified defined benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). An individual's Final Average Annual Compensation under the pension plan is based on a participant's direct cash compensation (exclusive of bonuses, including any bonuses shown in the Summary Compensation Table above, and commissions) up to certain maximum dollar limits imposed under the Internal Revenue Code. The maximum annual dollar amounts recognized under the basic pension plan were limited to $235,840 for years prior to 1994, $150,000 for years 1994 through 1996, $160,000 for years 1997 through 1999, $170,000 for years 2000 through 2001 and $200,000 for years after 2001. The percentage of a participant's Final Average Annual Compensation payable as annual benefits upon retirement under the pension plan is determined by multiplying the number of years, up to 30, of a participant's service with the Corporation by 1.8%. Benefits under the pension plan are reduced by Social Security payments at the rate of 1.8% of primary Social Security benefits times years of service up to 30 years. The estimated annual retirement benefits shown in the foregoing table have been reduced by estimated Social Security benefits.

     In 1997, the Corporation adopted both the "Supplemental Retirement Plan" and the "Special Supplemental Retirement Plan" in order to provide key management employees a total retirement benefit equal to the retirement benefit which would have been payable under the basic pension plan but for certain limitations on calculating a participant's Final Average Annual Compensation imposed under the Internal Revenue Code. While a participant's Final Average Annual Compensation under the Supplemental Retirement Plan includes additional amounts of direct cash compensation otherwise excluded under the basic pension plan, the Supplemental Retirement Plan, like the pension plan, does not include a participant's bonuses in such calculations. Such bonuses, however, are included in calculating a participant's Final Average Annual Compensation under the Special Supplemental Retirement Plan. Both supplemental pension plans operate as unfunded non-qualified deferred compensation arrangements for purposes of ERISA.

     In 2001, the Special Supplemental Retirement Plan was amended to provide that if D. Paul Jones, Jr. retires after he attains age sixty (60), he will receive a monthly retirement benefit for the remainder of his life equal to sixty percent (60%) of his average monthly compensation using his monthly compensation averaged over his most highly compensated three (3) consecutive years including his annual bonus. If Mr. Jones is survived by his spouse, she will receive a survivor benefit for the remainder of her life determined by substituting fifty percent (50%) in the benefit formula. If Mr. Jones shall die prior to the commencement of the benefit, his surviving spouse shall receive a death benefit for the remainder of her life determined by substituting fifty percent (50%) in the benefit formula.

     The current estimated years of credited service for each of the executive officers named in the Summary Compensation Table above are as follows: D. Paul Jones, Jr., 29; James D. Barri, 4; Garrett R. Hegel, 12; Charles E. McMahen, 12; and Clayton D. Pledger, 4.

  Change of Control Employment Agreements

     The Corporation entered into change of control employment agreements on December 14, 1994 (the "Agreements") with each of the individuals named in the Summary Compensation Table above, except for James D. Barri and Clayton D. Pledger, and five additional officers of the Corporation or its subsidiaries. The Corporation and Mr. Barri entered into such an agreement on November 24, 1997, in connection with Mr. Barri's employment by Compass Bank. The Corporation and Mr. Pledger entered into such an agreement on March 1, 1998, in connection with Mr. Pledger's employment by Compass Bank.

     Since December 14, 1994, certain other officers of the Corporation or its subsidiaries have also entered into change of control employment agreements with the Corporation. The Agreements are designed to retain such officers and provide for continuity of management in the event of any actual or threatened change in control of the Corporation. The Agreements with the persons named in the Summary Compensation Table above are effective for three (3) year periods and are automatically extended annually for additional one (1) year periods unless notice is given to the contrary. The Agreements are otherwise terminable during their periods of effectiveness only by termination of the executive officer's employment. Such termination in connection with a change in control of the Corporation (as defined in the Agreements) will entitle an executive officer to benefits under the Agreements. The Agreements require continued employment of an executive officer following a change of control on an equivalent basis to employment immediately before such change of control. In the event that during the three (3) year period following a change of control, the executive officer terminates the executive officer's employment for good reason (as defined in the Agreements) or, during the 30-day period commencing one (1) year after the change of control, for any reason, or the Corporation terminates the executive officer's employment without cause (as defined in the Agreements), the executive officer will be entitled to receive an immediate lump sum payment in an amount equal to previously earned but unpaid compensation plus an amount equal to three
(3) times the sum of such executive officer's then-current salary and annual bonus. In addition, the executive will continue to be eligible, together with the executive officer's family, to receive benefits under the Corporation's welfare benefit plans (e.g., medical, group life, etc.) for the remainder of the three (3) year term, and any stock options then held by the executive officer pursuant to the Corporation's Plans shall remain exercisable in accordance with the terms of any stock option agreements between the Corporation and the executive officer, notwithstanding any provision in such option agreements to the contrary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Directors of the Corporation Charles W. Daniel, William Eugene Davenport and Tranum Fitzpatrick constitute the Compensation Committee of the Corporation's Board of Directors. D. Paul Jones, Jr., Chairman and Chief Executive Officer of the Corporation, is a member of the Board of Directors of Russell Lands, Inc., of which William Eugene Davenport is President and Chief Executive Officer.

REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is composed entirely of persons who are not also officers of the Corporation or any of its subsidiaries. The Compensation Committee is responsible for reviewing and appraising the compensation of senior officers of the Corporation and administering the Corporation's incentive plans. See "ELECTION OF
DIRECTORS -- Committees of the Board of Directors."

     The base salaries and incentive bonuses of the executive officers of the Corporation, all of whom are also executive officers of Compass Bank, are paid by Compass Bank. Management of the Corporation and Compass Bank are compensated primarily through base salaries, incentive bonuses, and equity-based compensation programs that are designed to reward for long-term strategic management and enhancement of shareholder value.

     The Compensation Committee approves the base salary of the chief executive officer of the Corporation and Compass Bank, as well as the base salaries of other executive officers, based on recommendations to the Compensation Committee from the Human Resources Division of Compass Bank. The base salaries of the chief executive officer and the other executive officers, as approved by the Compensation Committee, are then reported to the full Board of Directors at its next regular meeting following the Compensation Committee's approval.

     In connection with its recommendations to the Compensation Committee regarding the chief executive officer's base salary, the Human Resources Division of Compass Bank compiles publicly available data concerning the salaries of the executive officers of financial institutions that are considered peers of the Corporation based on their relative assets. Such data is presented to the Compensation Committee for its consideration at one or more meetings of the Compensation Committee in January or February of each year for salary determinations for the ensuing year. The compensation levels approved by the Compensation Committee with respect to the chief executive officer have generally been at or above the median compensation levels of the other companies surveyed. The Compensation Committee also undertakes a subjective analysis of the executive officers' base salaries that is not related to any particular established qualitative or quantitative criteria. Based on such objective information and its subjective analysis, the Compensation Committee then determines the executive officers' base salaries.

     Bonuses paid to the chief executive officer are based on pre-established, objective performance goals which are typically approved by the Compensation Committee or the full Board of Directors at its regular meeting held in the first quarter of each year. For fiscal year 2001, the chief executive officer's incentive bonus was based solely on the attainment of an earnings per share goal and a return on cash-basis common equity ("common equity") goal. The bonus paid to the chief executive officer is a variable percentage of his base salary, depending on the extent to which these performance goals are attained. The chief executive officer's maximum achievable bonus for fiscal year 2001 was 150% of his base salary.

     Bonuses paid to other executive officers (including the persons named in the Summary Compensation Table above) are also based wholly or partially upon the same pre-established, objective performance goals which determine the chief executive officer's bonus. As in the case of the chief executive officer, bonuses paid to other executive officers based upon attainment of these goals are variable percentages of their base salaries, depending on the extent to which these performance goals are attained. The maximum achievable bonus, based upon these pre-established, objective performance goals, of each of the other executive officers ranged in fiscal year 2001 from 100% to 125% of their base salaries. In addition, the other executive officers may receive bonuses based upon other performance goals related to the departments or divisions of the Corporation or Compass Bank with respect to which they have supervisory responsibility, the performance of the Corporation or Compass Bank as a whole, and their respective individual performances.

     For fiscal year 2001, the Corporation's chief executive officer and other executive officers were not entitled to any bonus attributable to earnings per share if the Corporation failed to achieve earnings per share of at least $2.00. Earnings per share of at least $2.10 was required in order for maximum achievable bonuses to be paid to the Corporation's chief executive officer and other executive officers. As a result of achieving earnings per share in 2001 in excess of $2.10, the Corporation's chief executive officer and each of the other named executive officers whose bonus is based in part upon the achievement of earnings per share goals received the maximum amount of bonuses attributable to earnings per share.

     For fiscal year 2001, the Corporation's chief executive officer and other of the executive officers were not entitled to any bonus attributable to return on common equity if the Corporation failed to achieve a return on common equity of at least 15% and a return on common equity of at least 18% was required in order for the maximum bonus to be paid with respect to return on common equity. As a result of a return on common equity with respect to the Corporation's common stock in fiscal year 2001 of 17.55%, the Corporation's chief executive officer and other officers whose bonuses are based in part on return on common equity received 94% of the bonuses attributable to return on common equity.

     The Corporation's Plans provide for grants to the Corporation's officers and key employees of stock options, stock appreciation rights, restricted stock, performance units and supplemental cash payments. The payment of equity-based compensation to these individuals under the Corporation's Plans is designed to focus their attention on the enhancement of shareholder value.

     During fiscal year 2001, the Corporation awarded 32,000 shares of restricted stock to Mr. Jones, 8,150 shares of restricted stock to Mr. Barri, 9,000 shares of restricted stock to Mr. Hegel, 14,750 shares of restricted stock to Mr. McMahen and 5,050 shares of restricted stock to Mr. Pledger. The number of shares of restricted stock awarded to these executive officers was determined by the Compensation Committee based upon a subjective assessment of executive officers' performances, their respective compensation and management level in the organization, and other factors. All of the restricted stock awards granted in fiscal year 2001 to the executive officers named above will have fully vested by February 23, 2006. The restricted shares are eligible for accelerated vesting if certain performance goals are met.

     During fiscal year 2001, the Corporation granted options to purchase a total of 1,781,863 shares of the Corporation's common stock under the 1996 Long-Term Incentive Plan and the 1999 Omnibus Incentive Compensation Plan to employees of the Corporation or its subsidiaries. Among these option grants were grants of incentive and non-qualified stock options to acquire 143,000 shares to Mr. Jones, 36,750 to Mr. Barri, 40,500 shares to Mr. Hegel, 66,000 shares to Mr. McMahen and 22,750 shares to Mr. Pledger. The size of the option grants to these executive officers was determined by the Compensation Committee based upon a subjective assessment of executive officers' performances, their respective compensation and management level in the organization, and other factors. The exercise price of each option equaled the fair market value of the common stock as of the date of grant and the options become exercisable over a three year period, with 25% being exercisable immediately upon grant and 25% becoming exercisable on each of the succeeding three anniversaries of the date of grant. Such options will expire ten (10) years from the date of grant, subject to earlier termination upon termination of employment.

     During fiscal year 2001, the Corporation also issued options to purchase 922,976 shares of the Corporation's common stock under the 1999 Omnibus Incentive Compensation Plan to employees of the Corporation or its subsidiaries. Among these option grants were grants of non-qualified stock options to acquire 79,116 shares to Mr. Jones, 9,750 shares to Mr. Barri, 16,011 shares to Mr. Hegel, 33,908 shares to Mr. McMahen and 22,500 shares to Mr. Pledger. The exercise price of these options equaled the fair market value of the common stock as of the date of grant ($20.50), and the options became exercisable immediately on the date of grant. The options expire on July 24, 2002. The expiration date was determined as the earlier of (i) seven (7) years after the date of grant or (ii) six (6) months and one (1) day after the closing price of the Corporation's common stock as reported through the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") exceeded $29.25 subsequent to the date of grant. The number of shares subject to these grants were identical to the number of shares that were subject to stock option grants made by the Corporation during the fiscal year 1998 at an exercise price of $29.25.

     The Compensation Committee has considered the anticipated tax treatment to the Corporation and to the executive officers of various payments and benefits. In addition, the Compensation Committee is aware that some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depends upon the timing of an executive officer's vesting or exercise of previously granted rights, and that interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For those and other reasons, the Compensation Committee will not necessarily and in all circumstances limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     Members of the Compensation Committee

           /s/ CHARLES W. DANIEL                           /s/ TRANUM FITZPATRICK
 ------------------------------------------      ------------------------------------------
             Charles W. Daniel                               Tranum Fitzpatrick

        /s/ WILLIAM EUGENE DAVENPORT
 ------------------------------------------
          William Eugene Davenport

CORPORATE PERFORMANCE GRAPH

     The following graph illustrates, for the period commencing December 31, 1996, and ending December 31, 2001, the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock as compared with the cumulative total returns of the other companies included within the Standard & Poor's 500 Stock Index and the Standard & Poors Banks ("S&P Banks") Composite Index. The graph reflects shareholder returns measured by dividing (i) the sum of (A) the cumulative amount of dividends paid between December 31, 1996, and December 31, 2001, assuming dividend reinvestment, and
(B) the difference between the closing price of the Corporation's common stock as reported through the NASDAQ on December 31, 2001, and December 31, 1996, by
(ii) the closing price of the Corporation's common stock as reported through the NASDAQ on December 31, 1996.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              AMONG COMPASS BANCSHARES, INC., THE S & P 500 INDEX
                      AND THE S & P BANKS COMPOSITE INDEX

                              [PERFORMANCE GRAPH]

                                                COMPASS BANCSHARES, INC.             S&P 500               S&P BANKS COMPOSITE
                                                ------------------------             -------               -------------------
12/96                                                       100                         100                         100
12/97                                                    169.48                      133.36                      144.45
12/98                                                    151.33                      171.47                      153.99
12/99                                                    137.41                      207.56                      133.94
12/00                                                       154                      188.66                      157.96
12/01                                                    189.47                      166.24                      160.19

            * $100 INVESTED ON 12/31/96 IN STOCK OR INDEX-
            INCLUDING REINVESTMENT OF DIVIDENDS,
            FISCAL YEAR ENDING DECEMBER 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the executive officers, directors and proposed nominees for director of the Corporation and their affiliates are and have been customers of or had transactions with the Corporation and its subsidiaries in the ordinary course of business. Such transactions include loans made by the Corporation's subsidiary banks, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Additional transactions may be expected to take place with the subsidiary banks in the ordinary course of business in the future.

     During fiscal year 2001, Garrett R. Hegel, Chief Financial Officer of the Corporation, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of the Corporation's common stock. Mr. Hegel's loan bore interest at the rate of Compass Bank Prime, was payable quarterly with the principal due on demand, and was secured by shares of the Corporation's common stock. Such loan was repaid on August 17, 2001, and the largest amount of indebtedness outstanding on such loan during fiscal year 2001 was $373,000.

     During fiscal year 2001, Jerry W. Powell, General Counsel and Secretary of the Corporation, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of common stock of the Corporation. Mr. Powell's loan bears interest at the rate of Compass Bank Prime, is payable quarterly with the principal due on demand, and is secured by shares of the Corporation's common stock. The largest amount of indebtedness outstanding on such loan during fiscal year 2001 was $487,800, and the amount outstanding as of February 12, 2002 was $433,000.

     During fiscal year 2001, George M. Boltwood, Executive Vice
President -- Corporate Banking, was indebted to the Corporation in connection with an unsecured loan originated in December 1998. Mr. Boltwood's loan bears interest at the Compass Bank Prime rate and is payable quarterly with the principal due on demand. The largest amount of indebtedness outstanding on such loan during fiscal year 2001 was $83,633, and the amount outstanding as of February 12, 2002 was $83,633.

     During fiscal year 2001, E. Lee Harris, Jr., Executive Vice
President -- Human Resources, was indebted to the Corporation in connection with a loan for the purpose of, among other things, financing the exercise of options to acquire shares of common stock of the Corporation. Mr. Harris' loan bears interest at the Compass Bank Prime rate and is payable quarterly with the principal due on demand. The largest amount of indebtedness outstanding on such loan during fiscal year 2001 was $570,000, and the amount outstanding as of February 12, 2002 was $570,000.

                                  PROPOSAL TWO

          AMENDMENT TO RESTATED CERTIFICATE TO INCREASE THE NUMBER OF
              AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK

     The Corporation's Board of Directors has adopted and recommended for shareholder approval a proposed amendment to Article 4 of the Restated Certificate which, if approved, would increase the authorized shares of the Corporation's common stock, par value $2.00 per share, from 200,000,000 shares to 300,000,000 shares.

     On March 8, 2002, the number of shares of common stock which were
authorized but unissued totaled approximately [          ]. The additional
authorized shares of common stock will be available for issuance by the Corporation's Board of Directors from time to time for general corporate purposes, without further action or authorization by the shareholders (except as required by law or by a national stock exchange). The Board of Directors could make a determination to issue such shares in connection with, among other things, (i) possible future acquisitions, (ii) the declaration of a stock split or stock dividend, (iii) the raising of additional capital funds through offerings of shares of common stock or of equity or debt securities convertible into or exchangeable for common stock and (iv) the Corporation's various employee benefit plans, incentive compensation plans and dividend reinvestment plan.

     The existence or issuance of authorized but unissued shares of common stock could, under certain circumstances, have an anti-takeover effect. Although the authorization of additional shares of common stock would have no immediate effect upon existing shareholders, the subsequent issuance of such additional authorized shares to persons other than existing shareholders could reduce the percentage interest of existing shareholders, thereby diluting the voting power of a person seeking to acquire the Corporation. Such effect, however, is not the purpose of the proposed increased authorization, and the Board of Directors has no present intention of issuing additional shares of common stock for that purpose.

     If the amendment is approved, as soon as practicable after the meeting, the Corporation will file with the Delaware Secretary of State's Office Articles of Amendment to the Restated Certificate which will provide that Article 4.1 of the Restated Certificate shall be revised to read as follows:

        "4.1 Authorized Stock. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is three hundred twenty-five million (325,000,000), consisting of

          (1) Twenty-five million (25,000,000) shares of preferred stock, $.10 par value per share (hereinafter "Preferred Stock"); and

          (2) Three hundred million (300,000,000) shares of common stock, $2.00 par value per share (hereinafter "Common Stock")."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE.

                                 PROPOSAL THREE

           APPROVAL AND RATIFICATION OF THE COMPASS BANCSHARES, INC.
                        2002 INCENTIVE COMPENSATION PLAN

     On February 11, 2002, the Compensation Committee of the Board of Directors adopted and recommended for submission to the Corporation's shareholders for their approval the Compass Bancshares, Inc. 2002 Incentive Compensation Plan (the "2002 Plan"). The purpose of the 2002 Plan is to further the growth in earnings and market appreciation of the Corporation by providing performance based incentives to those officers and key employees of the Corporation or its subsidiaries who make substantial contributions to the Corporation through their ability, loyalty, industry and innovation.

     The 2002 Plan is intended to be a continuation of the Corporation's management incentive program currently provided by the Corporation's other incentive plans. The Board of Directors believes that stock based awards are very valuable in attracting and retaining highly qualified management personnel and in providing additional motivation to management to use their best efforts on behalf of the Corporation and its shareholders. In addition, the Board of Directors believes that rewarding managers based upon the attainment of performance based goals during relevant performance cycles is an essential element of an effective management incentive program. Accordingly, the 2002 Plan provides for (i) the grant of future stock based awards to officers and key employees of the Corporation and (ii) the payment of performance based compensation upon the attainment of certain performance goals to be established periodically by the Compensation Committee.

     Certain provisions of the Internal Revenue Code of 1986 and the regulations promulgated thereunder (the "Code") require shareholder approval of any plan pursuant to which "incentive stock options" (within the meaning of Section 422 of the Code) may be granted or "qualified performance based compensation" (within the meaning of Section 162(m) of the Code) may be paid. The Board of Directors is submitting the 2002 Plan for approval at the Annual Meeting in order to comply with these provisions of the Code.

     The primary features of the 2002 Plan are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the 2002 Plan, as proposed, the full text of which is set forth as Exhibit A to this Proxy Statement.

GENERAL INFORMATION

     Administration. The 2002 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee consists of three or more members of the Board of Directors who qualify both as "outside directors" within the meaning of Section 162(m) of the Code and "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     Types of awards. The 2002 Plan would authorize the Compensation Committee to grant to the employee participants in the 2002 Plan (i) stock options (which may be non-qualified options or incentive stock options for tax purposes), (ii) stock appreciation rights ("SARs") (which may be issued in tandem with stock options),

(iii) restricted stock awards, (iv) performance units (which may be denominated in shares of the Corporation's common stock, cash or a combination thereof), and
(v) supplemental cash payments.

     Shares reserved for issuance. The aggregate number of shares of the Corporation's common stock which may be issued under the 2002 Plan as proposed may not exceed 6,350,000. Shares subject to options granted under the 2002 Plan which expire unexercised, or shares subject to awards which are otherwise forfeited or canceled, will not count against this limit. The maximum number of shares with respect to which awards may be granted to any individual in any one year under the 2002 Plan is 400,000.

     Eligibility. Persons eligible to participate in the 2002 Plan shall be those officers and key employees of the Corporation and its affiliates who are in positions in which their decisions, actions and counsel significantly impact the performance of the Corporation or its affiliates. Participants are chosen from this group by the Compensation Committee, at its discretion. Currently, there are approximately 550 employees of the Corporation eligible to participate in the 2002 Plan. The 2002 Plan also provides for the automatic grant of options to non-employee directors as described below.

     Term of the plan. The effective date of the 2002 Plan, subject to the approval by the Corporation's shareholders, will be February 11, 2002, the date it was adopted by the Compensation Committee of the Board of Directors. The 2002 Plan shall continue in effect until all awards under the plan have been satisfied by the issuance of shares or the payment of cash, but no award may be granted after the expiration of ten (10) years following such effective date.

AWARDS

     Stock options. The Compensation Committee will be authorized to grant options to purchase the Corporation's common stock, which options may be tax-qualified, including incentive stock options within the meaning of Section 422 of the Code, or non-qualified stock options. The Compensation Committee will determine the terms and conditions of all option grants, subject to the specific limitations set forth in Section 7 of the 2002 Plan, as proposed. In general, no option may be granted with an exercise price of less than the fair market value of a share of the Corporation's common stock on the date of grant (110% if the grantee beneficially owns more than 10% of such stock), the term of an option may not be longer than ten (10) years, and any option shall be subject to certain restrictions on transferability. Payment of the option price may be in cash, check or other instrument acceptable to the Compensation Committee, or, in the discretion of the Compensation Committee, in the form of unrestricted common stock of the Corporation owned by the optionee.

     Stock appreciation rights. The Compensation Committee will be authorized to grant SARs either independent of or in connection with stock options granted under the 2002 Plan. The exercise of SARs will entitle the holder thereof to an amount (the "appreciation") equal to the difference between the exercise price of the shares to which the SARs relate under the SAR agreement (or, in the case of SARs issued in connection with options, the exercise price under the related option agreement) and the fair market value of a share of common stock of the Corporation on the date the SAR is exercised. The appreciation will be payable in cash or common stock of the Corporation, at the discretion of the Compensation Committee. The exercise of SARs granted in connection with options will terminate those options.

     The exercise of SARs will be treated as the issuance of the shares of common stock to which the SARs relate for purposes of calculating the maximum number of shares which have been issued under the 2002 Plan.

     Restricted stock. The Compensation Committee will be authorized to award restricted stock under the 2002 Plan, subject to such terms and conditions as the Compensation Committee may determine. The Compensation Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which the restricted stock will vest. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Corporation, upon the attainment of specified performance goals, or upon such other criteria as the Compensation Committee may determine. The 2002 Plan will give the Compensation Committee discretion to make loans to the recipients for any purchase price of the restricted stock and to accelerate the vesting of restricted stock on a case by case basis at any time.

     Stock certificates representing the restricted stock granted to an eligible employee will be registered in the employee's name. However, no share of restricted stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the restricted stock award. In the event of an employee's termination of employment before all of his or her restricted stock has vested, or in the event other conditions to the vesting of restricted stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of restricted stock which have not vested will be forfeited, provided that the participant will be entitled to retain any shares of restricted stock which have been paid for by the participant. At the time restricted stock vests, a certificate for such vested shares will be delivered to the employee (or the beneficiary designated by the employee, in the event of death), free of all restrictions.

     Performance units. The Compensation Committee may award performance units (which may be denominated in either shares of stock or cash) under which payment may be made to the participant upon the attainment of specific performance goals. If the performance unit is denominated in shares of stock ("performance stock"), such shares may be either (i) transferred to the participant on the date of the award, subject to forfeiture if the goal is not attained or (ii) transferable to the participant only upon attainment of the relevant performance goal. If the performance unit is denominated in cash, it may be paid upon attainment of the relevant performance goal either in cash or shares of the Corporation's common stock (based on the then current fair market value of such stock), at the Compensation Committee's discretion.

     Performance goals will be established by the Compensation Committee and will relate to a specified performance period (typically a fiscal year of the Corporation). The performance goals may be based on any business criteria deemed appropriate by the Compensation Committee, including without limitation, earnings per share, return on common equity, return on assets, the ratio of earnings to shareholder's equity, the ratio of earnings to total capital, or the ratio of operating expenses to total revenue. These performance goals may be designed to measure corporate performance under any standards as may be determined by the Compensation Committee, including the absolute performance of the Corporation or Compass Bank relative to prior periods, the performance of the Corporation or Compass Bank relative to other companies, or the performance of the departments or divisions of the Corporation or Compass Bank or other affiliates of the Corporation with respect to which the recipient has supervisory responsibility.

     As an element of each performance goal, the Compensation Committee may establish a principal performance target and a minimum performance target. These targets may be adjusted at any time prior to payment of the performance unit to reflect major unforeseen events such as changes in laws, regulations or accounting procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events, subject to the limitations of Section 162(m) of the Code discussed below. If the principal performance target is attained, the participant will be entitled to receive 100% of the value of the performance unit. If the minimum performance target is attained, but not the principal performance target, the participant will be entitled to receive a lesser percentage of the value of the performance unit, as determined by the Compensation Committee. The Compensation Committee shall determine the extent to which the performance targets have been attained, and what, if any, payment is due the participant on the performance unit.

     Within the first quarter of any performance period (or such earlier or later date as may be required or permitted by Section 162(m)), the Compensation Committee will determine whether to award any performance units for that performance period in a manner intended to result in "qualified performance-based compensation" within the meaning of Section 162(m) of the Code (a "Qualifying Performance Unit"). If the Compensation Committee intends to award any Qualifying Performance Units, the relevant performance goal will be "pre-established" and "objective" within the meaning of Section 162(m) of the Code, and the Compensation Committee shall have no discretion to waive or alter the goal after the expiration of the earlier of (i) the expiration of twenty-five percent of the performance period or (ii) the date on which the outcome under the goal is substantially certain. The maximum amount payable under a performance unit will depend on the value of that performance unit (which, for cash denominated performance units, is typically a percentage of the recipient's base salary). However, Qualifying Performance Units awarded to any single officer in any given performance period are subject to a maximum cash denomination of $2,500,000.

     Supplemental cash payments. A stock option, SAR, restricted stock or performance unit award may provide for the Corporation to make a supplemental cash payment to a participant. Payments may be made for the purpose of, but not limited to, assisting the employee in paying income taxes resulting from an award under the 2002 Plan. In no event shall the amount of cash payment exceed the value of the award to which it relates.

NON-EMPLOYEE DIRECTOR PARTICIPATION

     Under the 2002 Plan, non-employee directors of the Corporation will receive non-qualified stock options to purchase a defined number of shares of the Corporation's common stock upon first being elected or appointed to the Corporation's Board of Directors following shareholder approval of the 2002 Plan. During the term of the 2002 Plan, non-employee directors will be granted, as of the date of each annual meeting of shareholders commencing with the Annual Meeting, if such non-employee director's term of office continues after such date, an option to purchase a defined number of shares of the Corporation's common stock. Such non-qualified stock options will be exercisable in full as of the date of the grant, will expire on the tenth (10th) anniversary of the date of the grant and will have an exercise price equal to the fair market value of the Corporation's common stock as of the date of the grant. The defined number of shares to be granted to each non-employee director eligible to receive such grant at the Annual Meeting is 2,000. At each annual meeting of the shareholders following the Annual Meeting, the defined number of shares shall be increased by 500 shares over the previous year's defined number of shares; provided, however, that the defined number of shares shall not exceed 5,000.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following statements are based on current interpretations of existing Federal income tax laws. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

     Stock options. Generally, there are no Federal income tax consequences either to the optionee or to the Corporation upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income and the Corporation will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Corporation will be entitled to a deduction for tax purposes in the amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Corporation will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as compensation income and will generally be deductible for tax purposes by the Corporation, subject to the limitations of
Section 162(m) of the Code. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Corporation.

     Stock appreciation rights. The grant of an SAR generally does not result in income to the grantee or in a deduction for the Corporation. Upon the exercise of an SAR, the grantee will recognize ordinary income and the Corporation will be entitled to a deduction measured by the fair market value of the shares plus any cash received, subject to the limitations of Section 162(m) of the Code.

     Restricted stock. The grant of restricted stock generally does not result in income to the grantee or in a deduction for the Corporation, assuming the shares transferred are subject to restrictions which constitute a "substantial risk of forfeiture." If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares. Dividends paid to the grantee while the stock is subject to such restrictions would be treated as compensation for Federal income tax purposes. At the time the restrictions lapse, the grantee would recognize ordinary income, and the Corporation would be entitled to a deduction measured by the fair market value of the shares at the time of lapse, subject to the limitations of Section 162(m) of the Code.

     Performance units. The grant of a performance unit generally does not result in income to the grantee or in a deduction for the Corporation. Upon the receipt of cash or shares of common stock under a performance unit, the grantee will recognize ordinary income and the Corporation will be entitled to a deduction measured by the fair market value of the shares plus any cash received, subject to the limitations of Section 162(m) of the Code.

     Supplemental cash payments. Supplemental Cash Payments will result in ordinary income to the grantee and a deduction for the Corporation.

     Limitations on Deductibility under Section 162(m). As indicated above, the Corporation will usually be entitled to a deduction at the time and in the amount a recipient of an award recognizes ordinary compensation income in connection therewith. However, Section 162(m) imposes a $1,000,000 limitation on the amount of annual compensation deduction allowable to a publicly held company in respect of its chief executive officer and its other four most highly paid executive officers. An exception to this limitation is provided if certain shareholder approval, outside director administration and other requirements are satisfied. Assuming the 2002 Plan will be approved by the Corporation's shareholders, awards may be, but are not required to be, structured as Qualifying Performance Units which may result "qualified performance based compensation" not subject to this limitation.

CHANGE OF CONTROL

     In the case of a merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the business or property of the Corporation, or liquidation or dissolution of the Corporation, or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Compensation Committee, could deprive the holders of the benefits intended to be conferred by awards hereunder, the Committee may, in anticipation of any such transaction or event, make such adjustments in the terms and conditions of outstanding awards, as the Compensation Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms, or (ii) acceleration of the lapse of restrictions, performance objectives and other terms.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPASS BANCSHARES, INC. 2002 INCENTIVE COMPENSATION PLAN.

                                 PROPOSAL FOUR

           APPROVAL AND RATIFICATION OF THE COMPASS SHAREBUILDER PLAN

     The Corporation's Board of Directors has adopted and recommended for shareholder approval the Compass ShareBuilder Plan (the "ShareBuilder Plan"). Subject to approval by the shareholders at the Annual Meeting, the ShareBuilder Plan was effective September 1, 2001. The ShareBuilder Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code and to provide eligible participants with the opportunity to purchase the Corporation's common stock through accumulated payroll deductions. A copy of the ShareBuilder Plan is annexed to the Proxy Statement as Exhibit B.

     The Corporation's Board of Directors intends that the ShareBuilder Plan will be used to replace the Monthly Investment Plan, which, subject to the approval by the shareholders at the Annual Meeting, has been amended to provide the Corporation's more highly compensated employees who also participate in the ShareBuilder Plan with a supplemental stock purchase vehicle because contributions to the ShareBuilder Plan are limited by the federal tax laws.

     The number of shares of the Corporation's common stock available for issuance under the ShareBuilder Plan is 4,000,000 shares. The ShareBuilder Plan will provide eligible participants with the opportunity to purchase common stock of the Corporation through accumulated payroll deductions. All employees of the Corporation who have customary employment with the Corporation or its affiliates of at least twenty (20) hours per week and more than five (5) months in any calendar year (approximately 7,100 persons as of the date of this Proxy Statement) are eligible participants. Eligible participants may elect to have funds deducted from payroll and accumulated for the later purchase of shares of common stock of the Corporation and receive an "option" to make such purchases on a periodic basis during stated offering periods that are generally twenty-four (24) months in duration and begin on the first day of the calendar year. These options allow participants to purchase shares of the Corporation's common stock at the end of each calendar year during the offering period, except that, in the first year of the ShareBuilder Plan, the offering period will end on June 30, 2002. Purchases of the Corporation's common stock under the ShareBuilder Plan are made at a discounted price equal to 85% of the lesser of (1) the per share price at the time of purchase or (2) the per share price at the beginning of the offering period. The eligible participant must be an employee of the Corporation at the time of purchase in order to effectuate the purchase of shares under the ShareBuilder Plan.

     Eligible participants may elect to have payroll deductions made in an amount not less than one percent (1%) of the eligible participant's compensation per pay period nor more than ten percent (10%) of the eligible participant's compensation per pay period. No participant may contribute in excess of $21,250 in any calendar year. The maximum value of stock that may be purchased in a calendar year is $25,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE COMPASS SHAREBUILDER PLAN.

                                 PROPOSAL FIVE

            APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPASS BANCSHARES, INC. DIRECTOR & EXECUTIVE STOCK PURCHASE PLAN

     The Corporation's Board of Directors has adopted and recommended for shareholder approval an amendment to the Director & Executive Stock Purchase Plan (formerly known as the Monthly Investment Plan) (the "D&E Plan"). Subject to approval by the shareholders at the Annual Meeting, the amendment to the D&E Plan is effective September 1, 2001. The D&E Plan is intended to permit eligible participants to share in the growth and prosperity of the Corporation through subsidized purchases of the Corporation's common stock. The D&E Plan provides the Corporation's more highly compensated employees who also participate in the ShareBuilder Plan with a supplemental stock purchase vehicle because contributions to the ShareBuilder Plan are limited (generally as a result of federal tax law requirements). The D&E Plan also provides a vehicle for compensating members of the Corporation's Board of Directors in shares of the Corporation's common stock, as they were under the Corporation's Monthly Investment Plan prior to its amendment, as an alternative to cash. The D&E Plan is not a qualified retirement plan under Section 401(a) of the Internal Revenue Code. A copy of the Amended and Restated D&E Plan is annexed to the Proxy Statement as Exhibit C.

     The D&E Plan will provide eligible participants with the opportunity to purchase common stock of the Corporation through accumulated payroll deductions. Employees of the Corporation with an annual base salary of more than $212,500 and who contribute through payroll deductions the maximum amount allowable under the ShareBuilder Plan are eligible participants. In addition, employees of the Corporation with an annual base salary of at least $125,000 may be eligible to participate in the D&E Plan if a portion of their contributions to the ShareBuilder Plan is ineligible to effectuate a purchase of the Corporation's common stock on a purchase date under the ShareBuilder Plan. In this event, employees may transfer $500 or more of such ineligible ShareBuilder Plan contributions to the D&E Plan.

     Employee contributions to the D&E Plan are made by eligible participants through deductions from payroll or transfers of ineligible ShareBuilder Plan contributions. Employee contributions may not exceed the difference between ten percent (10%) of an employee's base salary and such employee's contribution under the ShareBuilder Plan. The Corporation makes a matching contribution equal to thirty percent (30%) of the employee's contribution.

     Non-employee directors of the Corporation are also eligible to participate in the D&E Plan. Non-employee directors may make contributions to the D&E Plan in lieu of receiving cash compensation for services performed as a member of the Board of Directors. Such contributions of non-employee directors are limited to $50,000 per year. The Corporation makes a matching contribution in an amount such that the non-employee director receives a net, after-tax contribution by the Corporation that is equal to forty-five percent (45%) of such director's contribution.

     In addition, non-employee directors of the Corporation may make additional contributions to the D&E Plan up to a maximum of $5,000 per month. The Corporation makes a matching contribution in an amount such that the non-employee director receives a net, after-tax contribution by the Corporation that is equal to fifteen percent (15%) of such director's contribution.

     All D&E Plan contributions are forwarded by the Corporation to the D&E Plan agent twice each month, and the D&E Plan agent then authorizes one (1) or more securities brokers to purchase the Corporation's common stock on the over-the-counter market, usually within five (5) business days. When each semi-monthly purchase is completed, the D&E Plan agent allocates the shares of the Corporation's common stock to each participant's account. The D&E Plan account of any participant that ceases to be an employee or non-employee director of the Corporation is converted to a Compass Bancshares, Inc. Dividend Reinvestment and Common Stock Purchase Plan account.

     The D&E Plan is a non-qualified plan for federal income tax purposes and benefits are not tax deferred. This means that employee contributions are made with after-tax dollars and the Corporation's matching contributions for employee accounts result in ordinary wage income that is subject to Social Security taxes. Matching contributions are included in employee payroll statement and in the total income that is reported on the employee's Form W-2. In the case of non-employee directors, their contributions also are made with after-tax dollars and the Corporation's matching contributions result in additional self-employment income that is reported on each participating director's Form 1099.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE COMPASS BANCSHARES, INC. DIRECTOR & EXECUTIVE STOCK PURCHASE PLAN.

                               NEW PLAN BENEFITS

     Currently, no grant of awards under the 2002 Plan, nor issuance of the Corporation's common stock under the ShareBuilder Plan nor contributions by the Corporation to any participant account under the D&E Plan (each of which plans are conditioned on shareholder approval) has been made. With the exception of the automatic grant of non-qualified options to non-employee directors under the 2002 Plan, future grants under the 2002 Plan will be made at the discretion of the Board and future participation in the ShareBuilder Plan and the D&E Plan are at the discretion of the eligible participants of such plans, and, accordingly, are not yet determinable. In addition, benefits under the 2002 Plan, the ShareBuilder Plan and the D&E Plan will depend upon a number of factors, including the fair market value of the Corporation's common stock on future dates, percentage participation and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2002 Plan, the ShareBuilder Plan or the D&E Plan.

     Should the 2002 Plan be approved, each non-executive director, including non-executive directors who are nominees, will receive, at the Annual Meeting, non-qualified stock options to purchase up to 2,000 shares of the Corporation's common stock with an exercise price equal to the fair market value of such shares on the date of grant. Such options will expire on the earliest of the director's removal for cause, the tenth (10th) anniversary of the date of the grant or the three-month anniversary of termination of service for any reason other than death, disability or mandatory retirement.

                            INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP has served as independent accountants to the Corporation since August 16, 1999. The Audit Committee of the Board of Directors of the Corporation typically reviews the selection of the Corporation's independent accountants during August of each fiscal year. The Audit Committee expects to conduct such a review of the selection of Arthur Andersen LLP during August 2002. Arthur Andersen LLP has been selected to serve as independent accountants to the Corporation for the fiscal year ending December 31, 2002, subject to the Audit Committee's review. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement and are expected to be available to respond to questions.

     Audit fees. $313,355 represents the aggregate fees billed for professional services rendered for the audit of the Corporation's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Corporation's Forms 10-Q for that fiscal year.

     Financial information systems design and implementation fees. The Corporation was not billed for fees and did not obtain any of the following services from Arthur Andersen LLP for the most recent fiscal year: (1) directly or indirectly operating, or supervising the operation of, the Corporation's information system or managing the Corporation's network, and (2) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation's financial statements taken as a whole.

     All other fees. All other fees were $512,348, including audit-related fees of $280,973 and other fees of $231,375. These fees represent the aggregate fees billed for services rendered by Arthur Andersen LLP, other than services covered in the above two (2) paragraphs, for the most recent fiscal year. Audit-related fees were for services including statutory audits of subsidiaries, benefit plan audits, accounting consultation, assistance with registration statements, comfort letters, and consents. Other fees were primarily for tax services.

     The Audit Committee of the Board of Directors has considered whether the provision of the services covered in the above paragraphs is compatible with maintaining Arthur Andersen LLP's independence.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee is composed of three (3) independent directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 (the "Audited Financial Statements") with the Corporation's management. In addition, the Audit Committee has discussed with Arthur Andersen LLP, the independent accountants of the Corporation, the matters required to be discussed by Codification of Statements on Accounting Standards No. 61 ("SAS 61").

     The Audit Committee has also received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 and has reviewed, evaluated and discussed with Arthur Andersen LLP its independence from the Corporation. The Audit Committee has also discussed with the management of the Corporation and Arthur Andersen LLP such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

     Based on the review and discussion above, the Audit Committee has recommended to the Board of Directors of the Corporation that the Audited Financial Statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

     Members of the Audit Committee:

               /s/ CHARLES W. DANIEL                                  /s/ JOHN S. STEIN
---------------------------------------------------  ---------------------------------------------------
                 Charles W. Daniel                                      John S. Stein

          /s/ CARL J. GESSLER, JR., M.D.
---------------------------------------------------
            Carl J. Gessler, Jr., M.D.

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Any proposal which a shareholder of the Corporation intends to be presented at the annual meeting of shareholders to be held in 2003 must be received by the Corporation at the address appearing on the first page of this proxy statement on or before November 16, 2002 in order to be considered for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

     A shareholder of the Corporation may wish to have a proposal presented at the annual meeting of shareholders to be held in 2003, but not to have such proposal included in the Corporation's proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Corporation at the address appearing on the first page of this proxy statement by January 29, 2003, then the Corporation will not address the proposal in its proxy statement relating to that meeting, and all proxies solicited and received by the Corporation will be deemed to have conferred discretionary authority to vote on any such proposal.

                                 OTHER MATTERS

     As of February 4, 2002, the Corporation had not received notice of any matters to be presented at the Annual Meeting, other than as described in this Proxy Statement. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Corporation or its subsidiaries personally, by telephone or by facsimile or other electronic means, for which no additional compensation will be paid to those persons engaged in such solicitation. The Corporation will reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in forwarding proxy materials to principals and obtaining their instructions. The Corporation has retained Morrow & Co., New York, New York, at an approximate total cost of $10,000, plus out-of-pocket expenses, to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication.

                                   EXHIBIT A

                            COMPASS BANCSHARES, INC.
                        2002 INCENTIVE COMPENSATION PLAN

     Section 1. Purpose of the Plan; Definitions. The purpose of the Compass Bancshares, Inc. 2002 Incentive Compensation Plan (the "Plan") is to further the growth in earnings and market appreciation of Compass Bancshares, Inc. (the "Corporation"). The Plan provides long-term incentives to those officers, key employees and other personnel of the Corporation and its Affiliates (as hereinafter defined) who make substantial contributions to the Corporation through their ability, loyalty, industry and invention, and to members of the Board of Directors of the Corporation who are not also employees of the Corporation (the "Non-Employee Directors"). The Corporation intends that the Plan will facilitate securing, retaining and motivating officers, key employees, other personnel and Non-Employee Directors of the Corporation.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto.

     (b) "Affiliate" means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Corporation and (ii) any entity in which the Corporation has a significant equity interest, as determined by the Committee.

     (c) "Award" means any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Unit, supplemental cash payment or other award granted under the Plan.

     (d) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (e) "Board" means the Board of Directors of the Corporation.

     (f) "Cause" means, unless otherwise determined by the Committee and reflected in the applicable Award Agreement, the occurrence of any one or more of the following (i) the willful and continued failure by a Participant to substantially perform his or her duties (other than any such failure resulting from the Participant's Disability, death or Retirement), after a written demand for substantial performance is delivered by the Committee to the Participant that specifically identifies the manner in which the Committee believes that the Participant has not substantially performed his or her duties, and the Participant has failed to remedy the situation within thirty (30) calendar days of receiving such notice or (ii) a Participant's conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony or a crime involving moral turpitude or (iii) substantial dependence or addiction to any drug illegally taken or to alcohol that is in either event materially and demonstrably injurious to the Corporation or (iv) the engaging by a Participant in gross misconduct materially and demonstrably injurious to the Corporation. No act or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Corporation. Cause shall be determined by the Committee in exercise of good faith and reasonable judgment.

     (g) "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

     (h) "Commission" means the Securities and Exchange Commission.

     (i) "Committee" means the Compensation Committee of the Board.

     (j) "Common Stock" means the common stock, par value $2.00 per share, of the Corporation.

     (k) "Disability" means total and permanent disability as determined under the Corporation's long-term disability plan.

     (l) "Disinterested Person" means an individual who qualifies as a "non-employee director" within the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Commission under the Act, or any successor definition adopted by the Commission and who qualifies as an "outside director" within the meaning set forth in Section 162(m) of the Code and the regulations promulgated thereunder, or any successor definition thereto.

     (m) "Early Retirement" means retirement from active employment with the Corporation or its Affiliates on or after the date on which the Participant reaches the age of 55 but before the date on which the Participant reaches the age of 65.

     (n) "Eligible Person" means any Employee, director (including any Non-Employee Director), consultant or independent contractor providing services to the Corporation or any Affiliate who is in a position in which his or her decisions, actions and/or counsel significantly impact the performance of the Corporation and its Affiliates and who the Committee determines to be an Eligible Person.

     (o) "Employee" means any employee of the Corporation or its Affiliates, including officers of the Corporation or its Affiliates. Non-Employee Directors shall not be considered Employees for purposes of the Plan.

     (p) "Fair Market Value" means, as of any given date, the closing price of the Common Stock (or if no transactions were reported on such date on the next preceding date on which transactions were reported) in the principal market in which such Common Stock is traded on such date.

     (q) "Incentive Stock Option" means any Stock Option intended to be and designated by the Committee as an "incentive stock option" within the meaning of
Section 422 of the Code.

     (r) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (s) "Normal Retirement" means retirement from active employment with the Corporation or its Affiliates on or after the date on which the Participant reaches the age of 65.

     (t) "Participant" means an Eligible Person designated to be granted an Award under the Plan.

     (u) "Performance Units" means an Award granted to a Participant pursuant to
Section 9 hereof contingent upon achieving certain performance targets.

     (v) "Person" means any individual, corporation, partnership, association or trust.

     (w) "Restricted Stock" means an Award of shares of Common Stock granted to a Participant pursuant to and subject to the restrictions set forth in Section 10 hereof.

     (x) "Retirement" means Early Retirement and Normal Retirement.

     (y) "Stock Appreciation Rights" means a right granted under Section 8 hereof, which entitles the holder to receive cash or Common Stock in an amount equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) a specified price.

     (z) "Stock Option" means any option to purchase shares of Common Stock granted pursuant to Section 7 hereof.

     (aa) "Ten Percent Shareholder" means a Person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

     SECTION 2.  Administration.

     (a) The Plan shall be administered by the Committee. The Committee shall be appointed by the Board and shall consist of three or more members of the Board who are Disinterested Persons. Other than as set forth in Section 12 below, no member of the Committee shall be eligible to receive an Award under the Plan while serving on the Committee. The Committee shall have full and final authority in its discretion (i) to interpret the provisions of the Plan (and any Award Agreement and any other agreement or instrument relating to the Plan) and to decide all questions of fact arising in its application, (ii) to designate Participants, (iii) to determine the Participants to whom Awards shall be made under the Plan, (iv) to determine the type of Award to be made and the amount, size, terms and conditions of each such Award, (v) to determine and establish additional terms and conditions not inconsistent with the Plan for any Award Agreements entered into with Participants in connection with the Plan, (vi) to determine the time when Awards will be granted and when rights may be exercised, which may be after termination of employment, (vii) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable and
(viii) to make all other determinations necessary or advisable for the administration of the Plan.

     (b) A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present shall be the act of the Committee. The Committee may also act by unanimous written consent. Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive; provided, however, that any such decision made or action taken may be reviewed by the Board, in which event the determination of the Board shall be final and conclusive. This provision shall not be construed to grant to any Person any right to review by the Board of any decision made or action taken by the Committee.

     (c) Neither the Board nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board may be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time, in all events as a majority of the Board then in office may determine from time to time, as evidenced by a written resolution thereof. In addition, no member of the Board and no Employee shall be liable for any act, or failure to act hereunder, by any other member or other Employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or for any act or failure to act by such member or Employee, in all events except in circumstances involving such member's or Employee's bad faith, gross negligence, intentional fraud or violation of a statute.

     (d) The Committee may, in its sole discretion, delegate any of its powers to grant Awards under the Plan to any officer of the Corporation deemed appropriate by the Committee; provided, however, that no officer to whom the power to grant Awards under the Plan has been delegated shall have the power to grant Awards under the Plan to himself or herself.

     SECTION 3. Eligibility; Participants. Any Eligible Person shall be eligible to be designated a Participant. Incentive Stock Options may only be granted to full or part-time Employees (which term as used herein includes, without limitation, officers and directors who are also Employees), and Incentive Stock Options shall not be granted to an Employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Corporation within the meaning of Section 424(f) of the Code or any successor provision.

     SECTION 4. Awards Under the Plan. Awards by the Committee under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Performance Units, Restricted Stock, supplemental cash payments and such other forms as the Committee may in its discretion deem appropriate, including any combination of the above. No fractional shares shall be issued under the Plan, and the minimum value of any shares issued under the Plan shall be the par value at the time of Award.

     SECTION 5.  Shares Subject to Plan.

     (a) The total number of shares of Common Stock reserved and available for distribution under the Plan shall be Six Million Three Hundred Fifty Thousand (6,350,000); provided, however, that no more than One Million (1,000,000) shares may be awarded under the Plan in the form of Awards other than Stock Options. Such shares may consist of, in whole or in part, authorized and unissued shares or shares previously issued that have been repurchased by the Corporation. Except as otherwise provided herein, any shares subject to a Stock Option or right that for any reason expires or terminates unexercised as to such shares and any shares of Restricted Stock which are forfeited by a Participant or otherwise reacquired by the Corporation shall again be available for award under the Plan.

     (b) The maximum number of shares of Common Stock subject to Awards that may be granted under the Plan to any individual in any one year is Four Hundred Thousand (400,000) (subject to appropriate adjustments to reflect changes in the capitalization of the Corporation).

     (c) In the event of any change in the outstanding number of shares of Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or otherwise, the Committee shall adjust the number of shares of Common Stock which may be issued under the Plan and the Committee shall provide for an equitable adjustment of any shares issuable pursuant to Awards outstanding under the Plan.

     SECTION 6. Effective Date. The Plan has been adopted by the Board subject to the approval of the stockholders of the Corporation. If the Plan is approved by the stockholders of the Corporation, the effective date of the Plan will be February 18, 2002, the date it was adopted by the Board. If any Awards are granted under the Plan before the date of such stockholder approval, such Awards automatically shall be granted subject to such approval.

     SECTION 7. Stock Options. Stock Options may be granted either alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option Awards need not be the same with respect to each Participant. Each Stock Option shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. Such Award Agreement shall specify, among other things, the type of Stock Option granted, the option price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains and the schedule on which such Stock Option becomes exercisable.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Committee shall have the authority to grant any Participant (other than Non-Employee Directors) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event a Participant voluntarily disqualifies a Stock Option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Corporation which result from such disqualification.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, which additional terms and conditions shall be reflected in the applicable Award
Agreement:

          (a) Option price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than the Fair Market Value of the Common Stock on the date of the grant of the Stock Option; provided, however, if the Stock Option is an Incentive Stock Option granted to a Ten Percent Shareholder, the option price for each share of Common Stock subject to such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted. Notwithstanding the foregoing and except as permitted by the provisions of Sections 5(c) and 13 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Stock Options to reduce the option price per share subject to such Stock Option or (ii) cancel such Stock Options and grant substitute Stock Options with a lower price per share than the cancelled Stock Options.

          (b) Option term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten
     (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Stock Option is an Incentive Stock Option granted to a Ten Percent Shareholder, such Incentive Stock Option shall not be exercisable more than five (5) years after the date such Incentive Stock Option is granted.

          (c) Exercisability. Subject to Section 7(g) hereof with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time, in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.

          (d) Method of exercise. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check payable to the Corporation or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after the time of grant, payment in full or in part may also be made in the form of unrestricted Common Stock owned by the Participant (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised, as determined by the Committee). No shares of Common Stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made.

          (e) Voluntary termination and termination by the Corporation for cause. Unless otherwise determined by the Committee and reflected in the applicable Award Agreement, a Participant granted a Stock Option who voluntarily terminates employment, other than by reason of Retirement, or whose employment is terminated involuntarily for Cause, will forfeit all rights under such Stock Option.

          (f) Termination for any reason other than cause and voluntary termination. The rights of any Participant granted a Stock Option, whose employment is terminated for any reason other than as set forth in subsection (e) above, shall be as determined by the Committee, in its discretion, and reflected in the applicable Award Agreement.

          (g) Limit on value of incentive stock option first exercisable annually. The aggregate Fair Market Value (determined at the time of grant) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any Affiliate) shall not exceed One Hundred Thousand and No/100 Dollars ($100,000).

     SECTION 8. Stock Appreciation Rights. Each Stock Appreciation Right shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, which additional terms and conditions shall be reflected in the applicable Award
Agreement:

          (a) Award. A Stock Appreciation Right shall entitle the Participant to receive upon exercise the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over
     (ii) a specified price which shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time the Stock Appreciation Right was granted, or, if granted in connection with a previously issued Stock Option, not less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Stock Option was granted. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Option (including, in addition to Stock Options granted under the Plan, stock options granted under other plans of the Corporation), or not in connection with a Stock Option.

          (b) Term. Stock Appreciation Rights shall be granted for a period of not more than ten (10) years, and shall be exercisable in whole or in part at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee.

          (c) Payment. Upon exercise of a Stock Appreciation Right, payment shall be made in the form of Common Stock (at the Fair Market Value on the date of exercise), in cash, or in a combination thereof, as the Committee may determine.

          (d) Effect on shares. The exercise of a Stock Appreciation Right shall be treated as the issuance of a share of Common Stock for purposes of calculating the maximum number of shares that have been issued under the Plan.

          (e) Stock appreciation right granted with incentive stock option. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

          (f) Voluntary termination and termination by the Corporation for cause. Unless otherwise determined by the Committee and reflected in the applicable Award Agreement, a Participant granted a Stock Appreciation Right who voluntarily terminates employment, other than by reason of Retirement, or whose employment is terminated involuntarily for Cause, will forfeit all rights under such Stock Appreciation Right.

          (g) Termination for any reason other than cause and voluntary termination. The rights of any Participant granted a Stock Appreciation Right, whose employment is terminated for any reason other than as set forth in subsection (f), above shall be as determined by the Committee, in its discretion, and reflected in the applicable Award Agreement.

     SECTION 9. Performance Units. The Committee may grant Performance Units (which may be denominated in either shares of Common Stock or cash) under which payment may be made to the Participant upon the attainment of specific performance goals. If the Performance Unit is denominated in shares of Common Stock, such shares may be either (i) transferred to the Participant on the date of the Award (in the form of Restricted Stock in accordance with Section 10 below), subject to forfeiture if the goal is not attained or (ii) transferable to the Participant only upon attainment of the relevant performance goal. If the Performance Unit is denominated in cash, it may be paid upon attainment of the relevant performance goal either in cash or shares of Common Stock (based on the then current fair market value of such Common Stock), at the Committee's discretion. Each Performance Unit shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve. Performance Units granted under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable, which additional terms and conditions shall be reflected in the applicable Award Agreement:

          (a) Performance period. The performance period for a Performance Unit shall be established by the Committee and shall be not more than ten (10) years.

          (b) Valuation of units. A value for each Performance Unit shall be established by the Committee, together with principal and minimum performance targets to be achieved with respect to the Performance Unit during the performance period. The Participant shall be entitled to receive one hundred percent (100%) of the value of the Performance Unit if the principal target is achieved during the performance period, but shall be entitled to receive nothing for such Performance Unit if the minimum target is not achieved during the performance period. The Participant shall be entitled to receive a stated portion of the value of the Performance Unit for performance during the performance period that meets or exceeds the minimum target but fails to meet the principal target.

          (c) Performance goals. The Committee may establish performance goals based on any business criteria deemed appropriate by the Committee including without limitation, earnings per share, return on common equity, return on assets, the ratio of earnings to shareholder's equity, the ratio of earnings to total capital or the ratio of operating expenses to total revenue. These performance goals may be designed to measure corporate performance under any standards as may be determined by the Committee, including the absolute performance of the Corporation or its Affiliates relative to prior periods, the performance of the Corporation or its Affiliates relative to other companies or the performance of the departments or divisions of the Corporation or its Affiliates with respect to which the recipient has supervisory responsibility. Multiple performance goals may be established and may have the same or different weighting.

          (d) Adjustments. At any time prior to payment of the Performance Units, the Committee may adjust previously established performance goals and other terms and conditions, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events, subject to the limitations of Section 162(m) of the Code and the regulations promulgated thereunder with respect to those Performance Units which are structured to qualify for an exception to the limitations on deductibility imposed by Section 162(m) of the Code and the regulations promulgated thereunder (as discussed below).

          (e) Payments of performance units. Following the conclusion of each performance period, the Committee shall determine the extent to which performance goals have been attained for such period as well as the other terms and conditions established by the Committee. With respect to Performance Units denominated in cash, the Committee shall determine what, if any, payment is due with respect to the Performance Units and whether such payment shall be made in cash, in Common Stock, or partially in cash and partially in Common Stock. Any payments made in Common Stock shall be calculated based on the Fair Market Value of the Common Stock on the date of payment. Payments shall be made as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions as may be prescribed by the Committee. With respect to Performance Units denominated in shares of Common Stock, the Committee shall determine the extent to which either (i) shares previously transferred to the Participant on the date of the Award (in the form of Restricted Stock in accordance with Section 10 below) shall be forfeited, if the relevant performance goal is not attained or (ii) shares shall be transferred to the Participant, if the relevant performance goal is attained.

          (f) Voluntary termination and termination by the Corporation for cause. Unless otherwise determined by the Committee and reflected in the applicable Award Agreement, a Participant granted a Performance Unit who voluntarily terminates employment, other than by reason of Retirement, or whose employment is terminated involuntarily for Cause, will forfeit all rights under such Performance Unit.

          (g) Termination for any reason other than cause and voluntary termination. The rights of any Participant granted a Performance Unit, whose employment is terminated for any reason other than as set forth in subsection (f) above, shall be as determined by the Committee, in its discretion, and reflected in the applicable Award Agreement.

          (h) Section 162(m) provisions. The Committee shall determine whether to award any Performance Units in a manner intended to result in "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder (a "Qualifying Performance Unit"). If the Committee intends that an Award be a Qualifying Performance Unit, the Committee shall satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder in connection with such Award.

     The maximum amount payable under a Performance Unit will depend on the value of the Performance Unit; provided, however, the maximum amount payable with respect to Qualifying Performance Units awarded to any single officer in any given performance period shall be Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) notwithstanding the terms of such Performance Unit.

     SECTION 10.  Restricted Stock Awards.

     (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid for such shares by the recipient of Restricted Stock (subject to Section 10(b) hereof), the period of time during which the transfer of such shares is restricted and all other terms and conditions of such Awards, which terms and conditions shall not be inconsistent with the terms and conditions of the Plan. The Committee may also condition the grant of Restricted Stock, and the terms and conditions applicable to such Restricted Stock, upon the attainment of specified performance goals (which grants may be structured as Performance Units or Qualifying Performance Units in accordance with Section 9 hereof), or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

     (b) Awards and Certificates. Each Award of shares of Restricted Stock shall be evidenced by an Award Agreement (a "Restricted Stock Award Agreement") in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

          (i) Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price for such shares, if any, is required.

          (ii) A stock certificate representing shares of Restricted Stock shall be issued in the name of each Participant who is awarded Restricted Stock. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

        "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Compass Bancshares, Inc. 2002 Incentive Compensation Plan and a Restricted Stock Award Agreement entered into between the registered owner and the Corporation. Copies of such Plan and Award Agreement are on file in the offices of the Corporation, 15 South 20th Street, Birmingham, Alabama 35233."

          (iii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 10 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the Restricted Stock Award Agreements, from the date of grant through such period as may be set by the Committee (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. The Restriction Period may include the performance period with respect to Performance Units denominated in shares of stock. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion; provided, however, that with respect to Restricted Stock transferred to Participants pursuant to Qualifying Performance Units prior to the expiration of the relevant performance period in accordance with Section 9 above, the Committee shall not have the discretion to alter the performance goal or accelerate the performance period.

          (ii) Except as provided in subsection (c)(i) of this Section 10, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote and to receive any dividends. Dividends paid in stock of the Corporation or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Common Stock shall be delivered to the Participant after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

          (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 10, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant; provided, however, that the Participant shall be entitled to retain any shares of Restricted Stock which have been fully paid for by the Participant.

          (iv) The Committee may, in its sole discretion, waive in whole or in part any or all restrictions with respect to such Participant's shares of Restricted Stock.

     SECTION 11. Supplemental Cash Payments. Subject to the Committee's discretion, Award Agreements may provide for the payment by the Corporation of a supplemental cash payment after the exercise of a Stock Option or Stock Appreciation Right, at the time of payment of a Performance Unit or at the end of the restriction period of a Restricted Stock Award. Supplemental cash payments shall be subject to such terms and conditions as shall be provided by the Committee, provided that in no event shall the amount of each payment exceed:

          (a) In the case of a Stock Option, the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the option price multiplied by the number of shares for which such Stock Option is exercised, or

          (b) In the case of a Stock Appreciation Right, Performance Unit or Restricted Stock Award, the value of the shares and other consideration issued in payment of such Award.

     SECTION 12. Non-Qualified Stock Options to Non-Employee Directors. The Corporation shall issue Non-Qualified Stock Options to Non-Employee Directors in accordance with this Section 12. For purposes of this Section 12, the following terms shall be defined as set forth below:

          (a) "Director Disability" means that the Non-Employee Director (i) has established to the satisfaction of the Board that the Non-Employee Director is unable to perform his or her duties as a member of the Board by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months and (ii) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

          (b) "Director Misconduct" means the occurrence of any one or more of the following (i) the willful and continued failure by a Non-Employee Director to substantially perform his or her duties (other than any such failure resulting from Director Disability, death or Director Retirement), after a written demand for substantial performance is delivered by the Board to the Non-Employee Director that specifically identifies the manner in which the Board believes that the Non-Employee Director has not substantially performed his or her duties, and the Non-Employee Director has failed to remedy the situation within thirty (30) calendar days of receiving such notice or (ii) a Non-Employee Director's conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony or a crime involving moral turpitude or (iii) substantial dependence or addiction to any drug illegally taken or to alcohol that is in either event materially and demonstrably injurious to the Corporation or
     (iv) the engaging by a Non-Employee Director in gross misconduct materially and demonstrably injurious to the Corporation. No act or failure to act, on a Non-Employee's part shall be considered "willful" unless done, or omitted to be done, by the Non-Employee Director not in good faith and without reasonable belief that his action or omission was in the best interest of the Corporation. Director Misconduct shall be determined by the Board in exercise of good faith and reasonable judgment.

          (c) "Director Retirement" means mandatory retirement from service as a member of the Board pursuant to the Corporation's policies.

     Each Non-Employee Director first elected or appointed to the Board following the effective date of the Plan shall be granted, as of the date of such Non-Employee Director's first election or appointment to the Board, a Non-Qualified Stock Option to purchase the Defined Number (as hereinafter defined) of shares of Common Stock (subject to adjustment pursuant to Sections 5(c) and 13 hereof). Each Non-Employee Director shall be granted during the term of the Plan, as of the date of each Annual Meeting of Stockholders of the Corporation commencing with the 2002 Annual Meeting of Stockholders of the Corporation, if such Non-Employee Director's term of office continues after such date, a Non-Qualified Stock Option to purchase the Defined Number of shares of Common Stock (subject to adjustment pursuant to Sections 5(c) and 13 hereof). As used herein, the term "Defined Number" shall be 2,000 at the 2002 Annual Meeting of Stockholders of the Corporation. The Defined Number shall be increased by 500 at each annual meeting of the stockholders of the Corporation following the 2002 Annual Meeting of Stockholders of the Corporation during the term of the Plan; provided, however, that the Defined Number shall not exceed 5,000.

     Each Non-Qualified Stock Option granted to a Non-Employee Director pursuant to this Section 12 shall be exercisable in full as of the date of grant, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of grant and shall expire on the tenth (10th) anniversary of the date of grant, except as provided below. Each Non-Qualified Stock Option granted pursuant to this Section 12 may be transferable pursuant to terms established by the Committee consistent with the Plan; provided, however, that a transferred

Non-Qualified Stock Option may be exercised by the transferee only to the extent that the Non-Employee Director would have been entitled to exercise such Non-Qualified Stock Option had the Non-Qualified Stock Option not been transferred.

     All grants of Non-Qualified Stock Options pursuant to this Section 12 shall be automatic and non-discretionary and shall be made strictly in accordance with the foregoing terms and the following additional provisions:

     (i) A Non-Employee Director granted a Non-Qualified Stock Option pursuant to this Section and whose service to the Corporation in all capacities ("Service") ceases shall forfeit all rights under such Non-Qualified Stock Option, except that:

          (A) If such Non-Employee Director's Service ceases for any reason other than Director Misconduct, death, Director Disability or Director Retirement, such Non-Employee Director may at any time within a period of three (3) months after such cessation, but not after the stated termination date of the Non-Qualified Stock Option, exercise the Non-Qualified Stock Option. If such Non-Employee Director shall die following any such cessation and prior to the expiration of such three (3) month period, the Non-Qualified Stock Option may be exercised in accordance with its terms within such three (3) month period by the personal representatives of the estate of such Non-Employee Director or by any Person or Persons to whom the Non-Qualified Stock Option has been transferred by gift or by will or the applicable laws of descent and distribution.

          (B) If such Non-Employee Director's Service ceases by reason of Director Misconduct during the course of such Non-Employee Director's term, the Non-Employee Director's rights to such Non-Qualified Stock Option shall be forfeited as of the date of the occurrence of such Director Misconduct.

          (C) If such Non-Employee Director's Service ceases by reason of Director Disability or Director Retirement, such Non-Employee Director may exercise the Non-Qualified Stock Option in accordance with the terms thereof as though such cessation had never occurred. If such Non-Employee Director shall die following any such cessation, the Non-Qualified Stock Option may be exercised in accordance with its terms by the personal representatives of the estate of such Non-Employee Director or by any Person or Persons to whom the Non-Qualified Stock Option has been transferred by gift or by will or the applicable laws of descent and distribution.

          (D) If such Non-Employee Director shall die while a Non-Employee Director of the Corporation, the Non-Qualified Stock Option may be exercised in accordance with its terms by the personal representatives of the estate of such Non-Employee Director or by any Person or Persons to whom the Non-Qualified Stock Option has been transferred by gift or by will or the applicable laws of descent and distribution for a period of three
     (3) years from the date of such death or until the expiration of the stated term of such Non-Qualified Stock Option, whichever period is shorter.

     (ii) Non-Qualified Stock Options granted to Non-Employee Directors may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price. A Non-Employee Director may, at such Non-Employee Director's election, pay the purchase price in cash, by check payable to the Corporation or in unrestricted shares of Common Stock owned by such Non-Employee Director (based on the Fair Market Value of the Common Stock on the date the Non-Qualified Stock Option is exercised) or in any combination thereof having a Fair Market Value on the date the Non-Qualified Stock Option is exercised equal to the applicable purchase price.

     SECTION 13. Sale, Merger or Change in Control. In the case of a merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the business or assets of the Corporation, or liquidation or dissolution of the Corporation, or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Committee, could deprive the holders of the benefits intended to be conferred by Awards hereunder, the Committee may, in anticipation of any such transaction or event, either at the time of grant or thereafter, make such adjustments in the terms and conditions of outstanding Awards, as the Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms, or (ii) acceleration of the lapse of restrictions and/or performance objectives or other terms.

     SECTION 14.  General Provisions.

     (a) Governmental or other regulations. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory authority, or (iii) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A Participant shall agree, as a condition of receiving any Award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Corporation is required by any applicable law, ruling or regulation.

     (b) Rights of a stockholder. The recipient of any Award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to the recipient.

     (c) No additional rights. Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Corporation or its Affiliates, or affect any right which the Corporation or such Affiliates may have to terminate the employment of the Participant.

     (d) Withholding. Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation or provide indemnification satisfactory to the Corporation for, an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the issuance or delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements.

     (e) Non-Assignability. Unless otherwise determined by the Committee and reflected in the applicable Award Agreement, no Award under the Plan shall be assignable or transferable by a Participant except by will or by the laws of descent and distribution and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant or by the Participant's legal guardian. A transferee of an Award shall have only those rights that the Participant would have had had the Award not been transferred. In addition, if the Committee allows an Award to be transferable or assignable, such Award shall be subject to such additional terms and conditions as the Committee deems appropriate.

     (f) Unfunded status of plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     (g) Non-Uniform determination. The Committee's determinations under the Plan (including, without limitation, determinations of the Eligible Persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of Awards and the Award Agreements, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among Eligible Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Eligible Persons are similarly situated.

Notwithstanding anything contained in the Plan, the Corporation may make loans to Participants in connection with Awards under the Plan or otherwise.

     (h) Amendment or termination. The Board may amend, modify, suspend or terminate the Plan at any time; provided, however, that without stockholder approval, the Board may not increase the maximum number of shares which may be issued under the Plan (except increases pursuant to Sections 5(c) and 13 hereof), change the class of Persons eligible to receive Awards, extend the period during which any Award may be exercised, extend the term of the Plan or change the minimum option price. The termination or any modification, suspension or amendment of the Plan shall not adversely affect a Participant's rights under an Award previously granted without the consent of such Participant. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant or permitted transferee without his or her consent.

     (i) Use of proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the sale or exercise of Awards under the Plan shall be added to the Corporation's general funds and used for general corporate purposes.

     (j) Section 16. It is intended that the Plan and any grants made to a Person subject to Section 16 of the Act meet all of the requirements of Rule 16b-3 thereunder. If any provision of the Plan or any Award hereunder would disqualify the Plan or such Award, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

     (k) No restriction on right of Company to effect corporate changes. Nothing in the Plan shall affect the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (l) Award agreement. The prospective recipient of an Award under the Plan shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then-applicable terms and conditions.

     (m) Construction of plan. The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all Persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Alabama.

     (n) Duration of the plan. The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no Award shall be granted more than ten (10) years after the effective date hereof.

                                   EXHIBIT B

                           COMPASS SHAREBUILDER PLAN

     The following provisions constitute the Compass ShareBuilder Plan.

     1. Purpose. The purpose of the Plan is to provide certain employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423.

     2.  Definitions.

     (a) "Administrator" shall mean the Board or any committee thereof designated by the Board to administer the Plan.

     (b) "Applicable Exercise Date" shall mean either the Interim Exercise Date or the Exercise Date on which options are exercised pursuant to Section 8 hereof.

     (c) "Board" shall mean the Board of Directors of the Company.

     (d) "Cash Account" shall mean the account established by the Company to hold payroll contributions by Participants before such contributions are either applied to the purchase of Common Stock or returned to the Participant.

     (e) "Change of Control" shall mean a merger or consolidation in which the Company is not the surviving corporation, a sale of all or substantially all of the business or property of the Company, a liquidation or dissolution of the Company or a tender offer or any other change involving a threatened change in control of the Company which, in the opinion of the Board, could deprive Participants of the benefits intended to be conferred by the Plan.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Common Stock" shall mean the common stock of the Company, Two Dollars ($2.00) par value per share.

     (h) "Company" shall mean Compass Bancshares, Inc., a Delaware corporation.

     (i) "Compensation" shall mean regular salary, exclusive of payments for overtime, incentive compensation, bonuses and other compensation.

     (j) "Designated Subsidiary" shall mean any Subsidiary selected by the Administrator as eligible to participate in the Plan.

     (k) "Employee" shall mean an individual who is a common law employee of the Company or any Designated Subsidiary and has customary employment with the Company or Designated Subsidiary of at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company.

     (l) "Eligible Employee" shall mean an Employee who is eligible to participate in the Plan, as provided in Section 3 hereof.

     (m) "Exercise Date" shall mean the last Trading Day of the calendar year after the Interim Exercise Date, except that the Exercise Date for the first Offering Period beginning on the first Trading Day on or after September 1, 2001 and the Offering Period beginning on the first Trading on or after October 1, 2001 shall be the last Trading Day of the calendar year 2002.

     (n) "Fair Market Value" shall mean the closing sales price of Common Stock as of any date (or, if no transactions were reported on such date, on the next preceding date on which transactions were reported) in the principal market in which such Common Stock is traded on such date as reported in the Wall Street Journal or such other source as the Administrator deems reliable.

     (o) "Interim Exercise Date" shall mean the last Trading Day of the calendar year in which there is an Offering Date, except that the Interim Exercise Date for the first Offering Period which shall begin on the first Trading Day on or after September 1, 2001 and the Offering Period which shall begin on the first Trading Day on or after October 1, 2001 shall be the last Trading Day on or before June 30, 2002.

     (p) "Offering Date" shall mean the first Trading Day of each Offering
Period.

     (q) "Offering Periods" shall mean the periods commencing with an Offering Date and ending with an Exercise Date, as described in Section 4 hereof.

     (r) "Participant" shall mean an Eligible Employee who meets the participation requirements in Section 5 hereof.

     (s) "Plan" shall mean the Compass ShareBuilder Plan, as amended from time to time.

     (t) "Plan Agent" a qualified independent purchasing agent designated by the Administrator who maintains each Participant's Stock Account and makes purchases or instructs brokers to make purchases of Common Stock for such accounts.

     (u) "Purchase Price" shall mean eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Applicable Exercise Date of the corresponding Offering Period, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20 hereof.

     (v) "Stock Account" shall mean the account established by the Plan Agent to hold the Common Stock purchased on behalf of a Participant.

     (w) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     (x) "Trading Day" shall mean a day on which the principal market in which the Common Stock is traded is open for trading.

     3.  Eligibility.

     (a) In general.  Each Employee shall be an Eligible Employee.

     (b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to
Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company, its Subsidiaries or any corporation of which the Company is a Subsidiary accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.  Offering periods.

     (a) In general. Except as otherwise provided in this Section 4(a), the Plan shall be implemented by consecutive, overlapping Offering Periods, each approximately twenty-four (24) months in length and each beginning on the first Trading Day of a calendar year; provided that no Eligible Employee shall participate concurrently in more than one Offering Period. The first Offering Period for Employees who are eligible to participate on September 1, 2001, shall commence with an Offering Date which shall be the first Trading Day on or after September 1, 2001. In the case of an Employee who first becomes eligible to participate in the Plan after September 1, 2001, he or she may first participate in an Offering Period that shall commence with an Offering

Date that shall be the first Trading Date on or after the first day of the next calendar quarter (January 1, April 1, July 1 or October 1) following his or her satisfaction of the eligibility requirements. In the event a Participant's option is exercised on an Interim Exercise Date, the Participant shall continue his or her participation in the existing Offering Period. Offering Periods shall continue until the Plan is suspended or terminated in accordance with Section 20 hereof.

     (b) Exception. The Administrator may change the duration of Offering Periods (including the commencement dates thereof) without Participant approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected by such change.

     5.  Participation.

     (a) First offering period. An Eligible Employee shall become a Participant in the first Offering Period if either (i) such Eligible Employee is participating immediately prior to September 1, 2001, in the Company's Monthly Investment Plan, as amended and restated December 20, 1999, (the "Monthly Investment Plan"), at a contribution level of at least one percent (1.0%) of his or her Compensation and such Eligible Employee does not, prior to the effective date of the Plan, give notice to the Company of his or her intent to forgo participating in the Plan in the form prescribed by the Administrator, or (ii) such Eligible Employee submits an enrollment agreement authorizing payroll deductions in the form of Exhibit A to the Plan no later than the effective date of the Plan (or such other time as may be determined by the Administrator).

     (b) Subsequent offering periods. An Eligible Employee who is not a Participant in an Offering Period shall be eligible to enroll in the Plan and become a Participant in the next following Offering Period (described in Section 4 hereof) by completing an enrollment agreement authorizing payroll deductions in the form of Exhibit A to the Plan and filing it with the Company prior to the applicable Offering Date and within the timeframe prescribed by the Administrator.

     (c) Effect of enrollment agreement. A Participant's enrollment agreement (or his or her automatic participation by virtue of Section 5(a)(i)) shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof by his or her withdrawal of funds or by providing written notice to the Company in the form of Exhibit B to the Plan.

     6.  Payroll deductions.

     (a) At the time a Participant files his or her enrollment agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than one percent (1.0%) nor more than ten percent (10.0%) of the Participant's Compensation per pay period during the Offering Period, unless sooner terminated by the Participant as provided in
Section 10 hereof. No Participant may contribute in excess of Twenty-One Thousand Two Hundred Fifty Dollars ($21,250) per calendar year on an annualized basis. A Participant who becomes a Participant in the first Offering Period pursuant to Section 5(a)(i) shall have payroll deductions made on each pay day during the Offering Period at the same rate (or, after dollar contributions are converted to contributions that are a percentage of compensation as required under Section 6(b) hereof, at a percentage rate rounded to the next lower tenth of a percent) that deductions were made under the Monthly Investment Plan, unless sooner changed as provided in Section 5(a)(ii) hereof or terminated by the Participant as provided in Section 10 hereof.

     (b) Subject to Section 6(a) hereof, Participants may direct that contributions be made in specified whole tenths of a percentage of their Compensation. No Participant may make any additional payments into his or her Cash Account. All payroll deductions made for a Participant shall be credited to his or her Cash Account.

     (c) A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof or by providing notice in the form of Exhibit B, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by providing notice to the Company in the form of Exhibit B. The Company may, in its discretion, limit the nature and/or number of contribution rate changes during any Offering Period. The change in rate of payroll deduction shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the notice of change unless the Company elects to process a given change in contributions more quickly.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Sections 3(b) and 6(a) hereof, a Participant's payroll deductions shall be decreased as necessary at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant's enrollment agreement at the beginning of the first subsequent Offering Period during which the Participant could participate without violating
Section 423(b)(8) of the Code and Sections 3(b) and 6(a) hereof, unless terminated by the Participant as provided in Section 10 hereof.

     (e) At the time an option is exercised or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet any applicable withholding obligation, including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

     7. Grant of option. Each Participant shall, on the Offering Date of the Offering Period in which the Participant is participating, be granted an option to purchase on the Applicable Exercise Date the number of shares (including fractional shares) of the Company's Common Stock determined by dividing (a) such Participant's payroll deductions accumulated during the Offering Period and retained in the Participant's Cash Account as of the Applicable Exercise Date (less any brokerage fees determined by the Company), by (b) the Purchase Price; provided that such option to purchase shall not accrue to the extent necessary to satisfy the limitations set forth in Section 3(b) hereof and provided that the Company is authorized to limit the purchase of Common Stock to the extent necessary to satisfy the requirements of Section 423 of the Code. Exercise of the option shall occur as provided in Section 8 hereof, unless the Participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the Exercise Date.

     8.  Exercise of option.

     (a) Subject to the limitations of Section 3(b) hereof, a Participant exercising his or her option at any Applicable Exercise Date shall purchase Company Stock with all, and not less than all, of the balance in his or her Cash Account at that time. A Participant who has not withdrawn from the Plan as provided in Section 10 hereof and who desires not to exercise the option to purchase shares on the Interim Exercise Date, shall give written notice to the Company in the form of Exhibit B to the Plan on or before the Interim Exercise Date. If a Participant fails to give such notice, his or her option shall be deemed to be exercised automatically on such Interim Exercise Date and the maximum number of shares (including fractions thereof) subject to the option shall be as calculated in Section 7 hereof (with the Interim Exercise Date as the Applicable Exercise Date). The Participant shall continue in his or her existing Offering Period regardless of whether his or her option is exercised or not exercised on an Interim Exercise Date.

     (b) Regardless of whether the Participant provides the notice described in
Section 8(a) hereof on or before an Interim Exercise Date, the Participant shall continue to participate in the Offering Period, and subject to the limitations of Section 3(b) hereof, all funds remaining in the Participant's Cash Account shall be applied automatically to the exercise of his or her option on the Exercise Date unless the Participant has withdrawn from the Plan as provided in
Section 10 hereof. The maximum number of shares subject to the option shall be as calculated in Section 7 hereof (with the Exercise Date as the Applicable Exercise Date). Such Participant shall become a Participant in the Offering Period immediately following the Offering Period in which such Participant participates unless the Participant has taken action to discontinue participation in the Plan.

     (c) To the extent permitted by any applicable laws, regulations or stock exchange rules, if the Fair Market Value of the Common Stock on an Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Offering Date for such Offering Period, then, by giving written notice to the Company in the form of Exhibit B to the Plan before the Exercise Date, Participants in such Offering Period may withdraw from such Offering Period and re-enroll in the Offering Period beginning concurrently with the end of the Offering Period from which such Participants have withdrawn, and the funds in such Participants' accounts shall be credited to the Offering Period in which such Participants are being re-enrolled.

     (d) During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him or her. If the Administrator determines that, on a given Applicable Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Applicable Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Applicable Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Applicable Exercise Date, and continue all Offering Periods then in effect, or
(y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Applicable Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Applicable Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Offering Date.

     9.  Delivery and restrictions on sale.

     (a) As soon as reasonably practicable after each Applicable Exercise Date on which a purchase of Common Stock occurs, the Plan Agent shall arrange to deliver to each Participant the shares purchased hereunder by deposit into a Stock Account in the name of the Participant. A Participant may request certificates representing the Common Stock purchased under the Plan, but the Participant shall pay any transfer or certification charge as determined by the Company.

     (b) Subject to Section 9(a) hereof, Participants may instruct the Plan Agent at any time to sell their shares in their Stock Accounts. Upon such a sale, the Plan Agent will deliver to such Participants checks for the proceeds from such sales, less brokerage commissions, administrative fees and any transfer tax, registration fee or other charges.

     10. Termination of participation. A Participant may withdraw all but not less than all the payroll deductions credited to his or her Cash Account and not yet used to exercise his or her option at any time prior to an Exercise Date or Interim Exercise Date by giving written notice of his or her withdrawal to the Company in the form of Exhibit B to the Plan. All of the Participant's payroll deductions credited to his or her Cash Account shall be paid to such Participant (with whatever rate of interest, if any, which the Administrator determines) promptly after receipt of notice of withdrawal, and such Participant's option for the Offering Period shall be automatically terminated and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Company a new enrollment agreement. If a Participant wishes to continue participating in any Offering Period but to withdraw as to a subsequent Offering Period, the Participant shall give written notice of his or her termination to the Company in the form of Exhibit B to the Plan. Allowable transfers of some or all of a Participant's Cash Account balance to another applicable plan of the Company, pursuant to the provisions of such other plan, shall not be considered a withdrawal of an amount from a Participant's Cash Account for purposes of this Section 10 or otherwise a termination of participation in the applicable Offering Period by the Participant.

     11.  Termination of employment.

     (a) Termination of a Participant's employment for any reason, including death, immediately terminates the Participant's participation in the Plan. In such event, the payroll deductions credited to the Participant's Cash Account during the Offering Period but not yet used to purchase shares will be returned with whatever rate of interest, if any, which the Administrator determines.

     (b) For purposes of this Section 11, an Employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Designated Subsidiary in the case of sick leave, military leave, and any other leave of absence which either involves a contractual or statutory guarantee of continued employment upon expiration of the leave or is otherwise approved by the Company or Designated Subsidiary.

     (c) Nothing in the Plan shall be construed to give any individual the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company or a Subsidiary to terminate the employment of any individual at any time, with or without cause.

     12. Interest. Except as provided in the Plan, no interest shall accrue on the payroll deductions of a Participant in the Plan.

     13.  Stock.

     (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale shall be Four Million (4,000,000) shares, plus an annual increase to be added on the first day of each of the Company's fiscal years beginning with fiscal year 2009 that is equal to the lesser of (i) Five Hundred Thousand (500,000) shares, (ii) One-Half percent (0.5%) of the outstanding shares on such date, or (iii) an amount determined by the Administrator.

     (b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares. For shares that have been issued but are still maintained in a Participant's account, the Plan Agent shall forward to each Participant any subsequent proxy solicitation materials and shall vote proxies of such shares according to the Participant's instructions.

     (c) For shares which have been issued but are still maintained in a Participant's Stock Account, this Section 13(c) shall apply unless the Participant has given written notice to the Company in the form of Exhibit B to the Plan that he or she does not wish this Section 13(c) to apply. All cash dividends on Common Stock held in a Participant's Stock Account shall be received by the Plan Agent and applied to the purchase of additional shares of Common Stock until such time as the Stock Account is terminated. Brokerage commissions on such purchases, as well as other administrative fees, shall be payable by the Participant.

     (d) Shares to be delivered to a Participant shall be registered in the name of the Participant.

     14. Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, and to adjudicate all disputed claims filed. Every finding, decision and determination made by the Administrator shall be, to the full extent permitted by law, final and binding upon all parties.

     15.  Designation of beneficiary.

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's Stock Account and Cash Account in the event of such Participant's death.

     (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one (1) or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     (c) All beneficiary designations shall be in writing and in the form of Exhibit D to the Plan.

     16. Transferability. Payroll deductions credited to a Participant's Cash Account may not be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Options granted hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period, with the effects given in Section 10 hereof.

     17. Use of funds. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued to a Participant, a Participant shall only have the rights of an unsecured creditor.

     18.  Accounts and plan agent.

     (a) A Cash Account shall be maintained if a Participant is contributing to the Plan or has cash to his or her credit under the Plan and a Stock Account shall be maintained for each Participant in the Plan to the extent any shares of Common Stock are being held on his or her behalf. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased, the remaining cash balance, if any, and such other information (including dividends received and interest credited, if any) as the Company or the Plan Agent deems necessary.

     (b) The Administrator will designate a Plan Agent to maintain each Participant's Stock Account and, if the Administrator has instructed that Common Stock is to be purchased on the open market to fulfill the exercise of options granted under this Plan, to make purchases or to instruct brokers to make purchases of Common Stock for such accounts. The Plan Agent will administer or direct the purchase of Common Stock and will furnish statements to Participants as provided in Section 18(a) hereof. The Plan Agent shall further hold dividends (subject to Section 13(c) hereof), stock splits or other distributions on the same terms as the Common Stock purchased under the Plan. Except as specifically set forth herein, if the Administrator has so instructed that Common Stock is to be purchased on the open market to fulfill the exercise of options granted under this Plan, the Plan Agent will have sole and absolute discretion, once it has received the funds for the purchase of Common Stock, to acquire, or to instruct brokers or other representatives of the Plan Agent to acquire, Common Stock at such times and prices, in such amounts and by such methods as the Plan Agent deems to be in the best interests of the Participants. The Administrator shall have the right to discontinue the use of the original Plan Agent and to substitute any other firm selected by the Administrator in its sole discretion.

     19. Adjustments upon changes in capitalization, dissolution, liquidation, merger or change of control.

     (a) Changes in capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company's Common Stock which shall be made available for sale, the number of shares that may be added annually to the shares reserved under the Plan (pursuant to Section 13(a)(i) hereof), as well as the price per share and the number of shares of Common Stock covered by each option which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     (c) Merger or change of control. In the event of a merger, Change of Control or threatened Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Periods then in progress shall be shortened by setting and having them end on a New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed merger or Change of Control. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20. Amendment, suspension or termination.

     (a) The Administrator may at any time and for any reason amend, suspend or terminate the Plan. The Administrator may amend any administrative forms incorporated by reference to this Plan and create new forms as necessary for the administration of the Plan. Except as otherwise provided in the Plan, no such suspension or termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its Participants. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

     (b) Without Participant consent and without regard to whether any Participant's rights may be considered to be "adversely affected," the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

     (c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (i) increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          (ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

          (iii) allocating shares. Such modifications or amendments shall not require stockholder approval or the consent of any Participants.

     21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. Conditions upon issuance of shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. Applicable law. The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

     24. No Liability. No liability whatsoever shall attach to or be incurred by any past, present or future stockholders, officers, directors or members of any committee of the Board, as such, of the Company, under or by reason of any of the terms, conditions or agreements contained in the Plan or implied therefrom. Any and all liabilities of, and any and all rights and claims against the Company, or any stockholder, officer, director or committee member, as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to the Plan are hereby expressly waived and released by every employee as a part of the consideration for any benefits provided by the Company under the Plan.

     25. Term of Plan. Subject to approval by the shareholders of the Company, which approval must occur within the 12-month period after the Plan is adopted by the Board of Directors, the Plan shall become effective on September 1, 2001, or such other date specified by the Board of Directors upon its adoption of the Plan. The Plan shall continue in effect indefinitely thereafter, subject to the maximum number of Shares available for sale under the Plan (as provided in Section 13 hereof), unless terminated or suspended under Section 20 hereof. In the event that the shareholders of the Company do not approve the Plan, all payroll deductions and interest, if any, accumulated in Participants' Cash Accounts shall be refunded to Participants as soon as possible following the shareholders' action.

     As evidence of its adoption of the Plan, Compass Bancshares, Inc. has caused this instrument to be signed by its duly authorized officers and its corporate seal to be affixed hereto as of this 20th day of August, 2001.

ATTEST:                                                    COMPASS BANCSHARES, INC.
By:                   /s/ JERRY W. POWELL                  By:                  /s/ GARRETT R. HEGEL
      ---------------------------------------------------        ---------------------------------------------------
                        Jerry W. Powell                                           Garrett R. Hegel

Its:             Secretary and General Counsel             Its:                Chief Financial Officer
      ---------------------------------------------------        ---------------------------------------------------

                                   EXHIBIT A
                           COMPASS SHAREBUILDER PLAN

                              ENROLLMENT AGREEMENT

Offering Date:

     1. I elect to participate in the Compass ShareBuilder Plan (the "Plan"), which provides an option for me to purchase shares of the Company's Common Stock in accordance with this Enrollment Agreement and the Plan.

     2. I authorize payroll deductions from each paycheck in the amount of   %
of my Compensation as provided in the Plan. Payroll deductions must be at least one percent (1.0%) and not more than ten percent (10.0%) of Compensation per pay period and must be stated in whole tenths of a percentage (that is, increments of 0.1%). Payroll deductions in dollar amounts are not permitted.

     3. I understand that my payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. At the Interim Exercise Date, I understand that any accumulated payroll deductions will be used to automatically purchase shares of Common Stock unless I have withdrawn from the Plan before the Interim Exercise Date or I have elected not to exercise my option to purchase Common Stock on the Interim Exercise Date. At the Exercise Date, I understand that any accumulated payroll deductions will be used to automatically purchase shares of Common Stock unless I have withdrawn from the Plan before the Exercise Date or, if the Fair Market Value of the Common Stock is lower on the Exercise Date than on the Offering Date, I have elected to rollover my accumulated payroll deductions to the next Offering Period.

     4. Shares purchased for me under the Plan shall be issued in my name.

     5. I understand that if I dispose of any shares of Common Stock purchased under the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the exercise of an option (the "Disqualification Period"), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares within such Disqualification Period, I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock within the Disqualification Period, and I will pay to the Company any penalties imposed on the Company and caused by my failure to inform the Company timely of my disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable penalties or withholding obligations including any withholding necessary to make available to the Company any tax deductions or benefits related to my sale or early disposition of Common Stock.

     6. I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan, and I hereby agree to be bound by the terms of the Plan. The effectiveness of this Enrollment Agreement is dependent upon my eligibility to participate in the Plan.

Name and Address of Participant (please print):

-------------------------------------------------

-------------------------------------------------

-------------------------------------------------
Social Security Number:

------------------------------------

I UNDERSTAND THAT THIS ENROLLMENT AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Signature:
--------------------------------------

Date:
--------------------------------------

                                   EXHIBIT B

                           COMPASS SHAREBUILDER PLAN
                               NOTIFICATION FORMS
                (CHECK APPLICABLE BOX AND COMPLETE THAT SECTION)

                        NOTICE OF CHANGE IN CONTRIBUTION

     - As a Participant in the Compass ShareBuilder Plan, I hereby elect to modify my payroll deductions effective the next following pay period (or as soon thereafter as administratively feasible) so that my contribution
       will be   % of my Compensation each payday. Payroll deductions must be at least one percent (1.0%) and not more than ten percent (10.0%) of Compensation per pay period and must be stated in whole tenths of a percentage (that is, in increments of 0.1%). Payroll deductions in dollar amounts are not permitted. This notice may be used to stop payroll contributions (by electing 0.0%) while remaining a Participant in the Plan and continuing in your current Offering Period.

                              NOTICE OF WITHDRAWAL

     - As a Participant in the Offering Period of the Compass ShareBuilder Plan
       which began (or will begin) on           ,      , I hereby withdraw from
       the Offering Period. I direct the Company to pay me as promptly as practicable all the payroll deductions (and interest, if any) credited to my Cash Account for the Offering Period. I understand and agree that my option for such Offering Period will be automatically terminated. I also understand that no further payroll deductions will be made for the purchase of shares in this Offering Period and that, if eligible, I may participate in a later Offering Period only by delivering to the Company a new Enrollment Agreement before the beginning of the later Offering Period.

                    NOTICE TO TERMINATE FUTURE PARTICIPATION

     - As a Participant in the Compass ShareBuilder Plan, I hereby elect to
       terminate participation in the Plan as of           ,      (the date of
       the next Offering Date for which the Participant would be eligible). I understand that I can resume participation only by delivering to the Company a new Enrollment Agreement before the beginning of a later Offering Period.

                   NOTICE TO PAY DIVIDENDS FROM STOCK ACCOUNT

     - As a Participant in the Compass ShareBuilder Plan, I hereby elect NOT to reinvest dividends on Common Stock held in my Stock Account and instead direct that all dividends be paid to me by check.


      Name and Address of Participant           Signature:
              (please print):                   -------------------------------------------
--------------------------------------------
--------------------------------------------    Date:
--------------------------------------------    --------------------------------------------
                                                Social Security Number:
                                                --------------------------------------------

                                   EXHIBIT C

                           COMPASS SHAREBUILDER PLAN
                                 ELECTION FORMS
                (CHECK APPLICABLE BOX AND COMPLETE THAT SECTION)

           ELECTION NOT TO EXERCISE OPTIONS ON INTERIM EXERCISE DATE

     - As a Participant in the Offering Period of the Compass ShareBuilder Plan
       which began on           ,      , I hereby elect not to exercise my
       option to purchase Common Stock on the Interim Exercise Date. I understand that I will continue as a Participant in my current Offering Period unless action is taken to withdraw from participation by giving written notice to the Company.

       ELECTION TO ROLLOVER CASH ACCOUNT BALANCE TO NEXT OFFERING PERIOD

     - As a Participant in the Offering Period of the Compass ShareBuilder Plan
       which began on           ,      , I hereby elect NOT to exercise my
       option to purchase Common Stock on the Exercise Date and to rollover my Cash Account balance into the next following Offering Period. I understand that I will continue as a Participant in the next following Offering Period unless action is taken to withdraw from participation by giving written notice to the Company. This election is only available in the event the Fair Market Value of the Common Stock is lower on the Exercise Date than on the Offering Date.


      Name and Address of Participant           Signature:
              (please print):                   -------------------------------------------
--------------------------------------------
--------------------------------------------    Date:
--------------------------------------------    --------------------------------------------
                                                Social Security Number:
                                                --------------------------------------------

                                   EXHIBIT D
                           COMPASS SHAREBUILDER PLAN

                           NOMINATION OF BENEFICIARY

     I, __________________ (the "Participant"), in accordance with the rights granted to me in the Compass ShareBuilder Plan (the "Plan"), do hereby nominate as Beneficiary thereunder in the event of my death.

Primary Beneficiary: -----------------------------------------------------------

Relationship: ------------------------------------------------------------------

First Contingent Beneficiary: --------------------------------------------------

Relationship: ------------------------------------------------------------------

     I further reserve the privilege of changing the Beneficiary herein named at any time or times without the consent of any such Beneficiary. This nomination cancels and supersedes any Nomination of Beneficiary heretofore made by me with respect to said Plan and the right to receive payments thereunder. This nomination is made upon the following terms and conditions:

     1. The word "Beneficiary" as used herein shall include the plural, Beneficiaries, wherever the Plan permits.

     2. For purposes of this Beneficiary Designation, no person shall be deemed to have survived the Participant if that person dies within thirty (30) days of the Participant's death.

     3. Beneficiary shall mean the Primary Beneficiary if such Primary Beneficiary survives the Participant by at least thirty (30) days, and shall mean the 1st Contingent Beneficiary if the Primary Beneficiary does not survive the Participant by at least thirty (30) days.

     4. If more than one Beneficiary is named within the same class (i.e., Primary or 1st Contingent), then such persons shall share equally unless otherwise provided above. If any such Beneficiary dies at least thirty (30) days after the Participant, the legal heirs of the deceased Beneficiary shall receive the property which was to be received by said deceased Beneficiary pursuant to the Plan. If all of the Beneficiaries of a class shall die, the next class of Beneficiaries shall receive the property that was to be received by such deceased Beneficiaries.

     5. If none of the Beneficiaries named above are living at least thirty (30) days after the Participant's death, the Participant's executors or administrators, or upon their written request, any person or persons so designated by them, shall receive the property which was to be received pursuant to the Plan.

Name and Address of Participant
(please print):

------------------------------------------------------

------------------------------------------------------

                                                       Signature: -------------------------------------------
------------------------------------------------------
                                                                Date: ------------------------------------------------
                                                                Social Security Number:
                                                                ------------------------------------------------------

                                   EXHIBIT C

         AMENDED AND RESTATED DIRECTOR & EXECUTIVE STOCK PURCHASE PLAN

                            COMPASS BANCSHARES, INC.

                    DIRECTOR & EXECUTIVE STOCK PURCHASE PLAN
                  (FORMERLY KNOWN AS MONTHLY INVESTMENT PLAN)

                            AS AMENDED AND RESTATED
                       EFFECTIVE AS OF SEPTEMBER 1, 2001

     1. Purpose. Compass Bancshares, Inc. ("Company") has established a Director & Executive Stock Purchase Plan (the "Plan") to permit eligible employees of the Company and each Company subsidiary ("Subsidiary") and directors of the Company to participate in the Company's financial future. The Plan does this by facilitating purchases of shares of the common stock of the Company, $2.00 par value per share ("Company Stock"), and by contributing to investments made by the Participants (defined in Section 3.1 hereof).

     2. Administration. The Plan will be administered by the Company's Board of Directors or any committee thereof designated by the Board of Directors to administer the Plan (the Board or such committee is referred to herein as the "Board"). The Board shall have full and final authority, in its discretion, to administer the Plan and to interpret and apply Plan provisions. The Board also shall be empowered, in its sole discretion, to amend the Plan in any respect, to increase and decrease the amount to be contributed by the Company under the Plan, to discontinue the Plan in its entirety, or to modify the terms and conditions of awards under the Plan.

     3.  Plan Participation.

     3.1 Eligibility. All regular full-time employees of the Company or a Subsidiary who participate in the Compass ShareBuilder Plan (the "423 Plan"), as amended from time to time, and who satisfy the requirements set forth in Section
3.3 hereof ("Employees") and all directors of the Company ("Directors") are eligible to participate in the Plan. Employees and Directors electing to participate in the Plan are collectively referenced hereinafter as "Participants."

     3.2 Enrollment. Participation in the Plan is voluntary. Contributions may be made through payroll deduction, and/or cash contributions transferred from the 423 Plan as described in Section 3.3(b) hereof, in the case of Employees and through cash contributions in the case of Directors. A form to authorize Employee Contributions (as defined in Section 3.3 hereof) will be prepared by the Board and made available through each of the Company's various regional human resources offices. Employee Contributions through payroll deduction (as defined in Section 3.3 hereof) will commence with the next payroll following administrative handling and processing of the Plan enrollment form by human resources.

     Upon enrollment, the Plan Agent (as defined in Section 4 hereof) will open a separate account on behalf of the Participant (the "Participant's Account"). The Participant's Account relationship with the Plan Agent will be governed by an agreement between the Participant and the Plan Agent (the "Account Agreement"), and the Company will have no authority or responsibility with respect to that relationship, except that the Company may terminate the services of the Plan Agent and designate a new Plan Agent at any time. The Plan Agent will be the agent of the Participant and not the agent of the Company or any Subsidiary.

     3.3  Contributions.

     (a) Employee payroll contributions. Employees with regular salaries of at least Two Hundred Twelve Thousand Five Hundred Dollars ($212,500) annually and who contribute through payroll deductions the maximum allowed under the 423 Plan may invest a portion of their regular salary, not to exceed the amount by which 10% of their regular salary exceeds the amount of the Employee's contribution under the 423 Plan, by electing to have a portion of their salary deducted and applied to the purchase of Company Stock ("Employee Contribution").

     The amount that the Employee elects to contribute will be deducted from such Employee's salary twice each month or at such other times as the Company's payroll may be paid. Employees may elect payroll deductions as a percentage of pay. Salary increases will automatically result in a proportional increase in the dollar amount of the Employee Contribution. Requests for changes in the Employee Contribution shall be directed to the employee benefits department of human resources. The Employee may, upon written request, increase or decrease the Employee Contribution twice within a twelve-month period. The Employee may stop Employee Contributions at any time. Once Employee Contributions cease, however, the Employee must wait at least six months before he can resume Plan participation.

     (b) Excess 423 plan contributions. In the case of Employees with regular salaries of at least One Hundred Twenty-Five Thousand Dollars ($125,000) annually, if some or all of an Employee's 423 Plan contributions are ineligible to purchase Company Stock (at the time of any exercise of an option) under provisions of the 423 Plan intended to satisfy the requirements of Internal Revenue Code Section 423 employee stock purchase plans ("Disallowed 423 Contributions") and such Disallowed 423 Contributions exceed five hundred dollars ($500), the Employee may elect to invest some or all of the amount of such Disallowed 423 Contributions, but not less than five hundred dollars ($500), into the Plan for the purchase of Company Stock. Employees electing to invest Disallowed 423 Contributions in the Plan must deliver instructions to the employee benefits department of human resources, within 30 days after the applicable exercise date under the 423 Plan, or within 10 days of written notification of the amount of the Disallowed 423 Contribution if later, to transfer an amount (not exceeding the amount of Disallowed 423 Contributions) from the Employee's 423 Plan account which holds the Employee's 423 Plan payroll contributions to the Plan for the purchase of Company Stock.

     (c) Directors contributions. Each Director may invest up to that amount of compensation he or she is allowed monthly for service in various capacities as a Director, but not to exceed $50,000 annually, by delivering such cash contribution to the Company ("Director Contribution"). In addition, each Director may invest up to a maximum of $5,000 per month by delivering such cash contribution to the Company ("Additional Director Contribution").

     (d) Company contributions. For each Employee Payroll Contribution and each Excess 423 Plan Contribution, the Company will contribute an amount equal to 30% of the Employee's contribution until such time as a new percentage contribution is adopted by the Board. For each Director Contribution, the Company will contribute an amount such that the Director realizes a net, after-tax contribution by the Company that is equal to 45% of the Director Contribution (based on an estimated combined federal and state income tax rate of 33%), until such time as a new percentage contribution is adopted by the Board. For each Additional Director Contribution, the Company will contribute an amount such that the Director realizes a net, after-tax contribution by the Company that is equal to 15% of the Additional Director Contribution (based on an estimated combined federal and state income tax rate of 33%), until such time as a new percentage contribution is adopted by the Board. Employee Payroll Contributions, Excess 423 Plan Contributions, Director Contributions and Additional Director Contributions are hereinafter collectively referred to as "Participant Contributions," and each contribution to be made by the Company as described in this Section 3.3(d) is hereinafter referred to as a "Company Contribution." In addition to the Company Contribution, the Company will also pay the commission fee on all purchases of Company Stock made through the Plan.

     3.4 Sales of company stock. Participants may instruct the Plan Agent in writing at any time to sell their full shares and the fractional interest in any shares allocable to such Participants' account, but in order to continue participating in the Plan, Participants must maintain a positive share balance of at least a fractional interest in one share of Company Stock. Except as set forth in the preceding sentence, such instructions to the Plan Agent to sell shares, or a request for delivery of certificates, will not affect the Participant's status under the Plan. Upon any sale of shares from a Participant's account, the Plan Agent will mail the Participant a check for the proceeds, less the applicable brokerage commission, administrative fees and any transfer taxes, registration fee or other normal charges which are payable by the Participant.

     Selling Participants should be aware that Company Stock prices may fall during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market, which will be effected within ten (10) business days after a request for sale. This risk should be evaluated by Participants and is a risk to be borne solely by Participants.

     Checks for the proceeds of sales of Company Stock will be mailed to Participants as soon as practicable after settlement of the trade by the brokerage firm or other representative retained by the Plan Agent to execute the trade. The settlement will take place three (3) business days after the actual sale of shares of Company Stock or at such other time as may be applicable under laws and regulations governing the settlement of securities transactions.

     3.5 Dividend Reinvestment. Unless the Participant has withheld authority to reinvest cash dividends, all cash dividends on stock purchased and held for the Participant's account, whether or not evidenced by certificates in the name of and held by the Participant, shall be received by the Plan Agent and applied to the purchase of additional shares of Company Stock for such Participant's account as set forth above, until such time as the account is terminated as hereinafter provided. Brokerage commissions on purchases made with reinvested dividends will be payable by the Participant and reflected in the purchase price per share at the time such reinvestment is made. In addition, Participants will pay an administrative fee to the Plan Agent which will be deducted from the reinvested amount. All stock dividends, stock splits or other distributions payable in shares of Company Stock on shares held for a Participant under the Plan which are received by the Plan Agent shall be held by the Plan Agent on the same terms as shares purchased under the Plan for the account of such Participant. All other non-cash dividends or distributions and all cash dividends in respect of Company Stock held for Participants who have withheld authority to reinvest cash dividends shall be forwarded immediately to the Participant and shall not be credited to the Participant's account. The dollar value of accumulated dividends credited to each Participant's Account during the year will be reported to the respective Participant on the year-end statement furnished by the Plan Agent.

     3.6 Acquisition and delivery of shares. Within ten (10) business days of each Participant Contribution, the Company will forward to the Plan Agent the amount of the Participant Contribution plus the Company Contribution. Within thirty (30) business days of the receipt of those funds, the Plan Agent's representatives will then apply those funds toward the purchase of shares or fractional shares of Company Stock in the over-the-counter market or any other public securities market in which shares of Company Stock may be regularly traded. Such purchases shall be made in a random manner so as to avoid arbitrarily influencing the price of Company Stock during the purchase period. Any shares so purchased shall be held by the Plan Agent for each Participant's respective Account.

     Upon completion of each stock purchase, the shares will be allocated to the Participant's Account. In the event of any transaction activity in a Participant's Account during a given calendar month, the Plan Agent will send the Participant a statement reflecting transactions in the Participant's Account for that period and reflecting the total number of shares of Company Stock held in such Participant's Account.

     3.7  Tax matters.  The Plan is not a qualified retirement plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended. Company Contributions, as well as dividends credited to each Participant's Account during the course of the year, must be reported by the respective Participant as ordinary income. Company Contributions will be included in the total income reported on each Employee's Form W-2 and each Director's Form 1099 at year-end. Information necessary for reporting dividend income and other required tax information will be shown on the year-end statement provided to each Participant by the Plan Agent.

     3.8 Access to participant accounts. Once an account is opened, each Participant will have unlimited access to, and complete authority over the management of, the shares of Company Stock held in the Participant's Account. Participants may withdraw shares, sell shares, and order stock certificates by dealing directly with the Plan Agent or the Plan Agent's designated representatives. Each Participant shall be entitled to receive at any time, upon request and with the payment of any transfer charge imposed by the Plan Agent in connection with such transfer, certificates representing whole shares held by the Plan Agent for the Participant's Account. Each Participant may make a blanket written request of the Plan Agent that the Plan Agent issue and deliver certificates to such Participant after every purchase, unless the Plan Agent can demonstrate that such blanket requests would lead to a proliferation of certificates and impose unduly burdensome administrative responsibilities on the Plan Agent. The Plan Agent shall pass any proxy solicitation materials on to Participants and shall vote proxies of shares held in each Participant's Account according to the respective Participant's instructions.